                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number         811-06603
                                   ----------------------------------------
        Performance Funds Trust
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        3435 Stelzer Rd  Columbus, OH 43219
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

        3435 Stelzer Rd  Columbus, OH 43219
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     800-737-3676
                                                    ----------------------
Date of fiscal year end:   5/31/06
                          ---------------
Date of reporting period:   11/30/05
                          ---------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[PERFORMANCE FUNDS LOGO]
June 2005-November 2005

Dear Shareholder:

SEMIANNUAL ECONOMIC REVIEW

Healthy economic growth continued during the fiscal half-year ending November
30. GDP leveled out at 3.6 percent year-over-year growth, while economic fundamentals appeared generally sound. The moderate growth remained consistent with a late expansion phase of the economic cycle. Although higher energy prices remained somewhat of a drag on consumer spending growth, consumers found a way to continue their spending habits. Costs such as homeowner's insurance, food and increased healthcare expenses took a larger cut out of household budgets, but consumers either used savings, borrowed more, or extracted equity out of their homes to pay for the increases. And although median household income (after adjusting for inflation) appears to have fallen in 2005, wealth gains continue to be substantial, particularly in home equity.

Higher interest rates would have had a dampening effect on the home equity extraction, but other factors at work kept long-term interest rates down. Net capital inflows were a main driver behind the lower rates and continued to show strength in the quarter. A slowing of foreign inflows has the potential to drive up longer-term rates essentially affecting housing and certain interest rate sensitive sectors of the economy.

The Federal Reserve Board was busy on the short-end of the yield curve, however. The Fed raised the target fed funds rate four times from 3 percent to 4 percent during the period. Keeping with their tightening bias, their language indicated that more rate hikes were to come despite an extremely flat treasury yield curve. Although inflation was the main concern for their actions, longer-term expectations remained contained and an end of the tightening cycle was perceived to be near.

Generally, the fundamentals of the business sector remained sound. With strong balance sheets and profit margins, capital spending was healthy and many were optimistic about a continuation of the same into the new year. Higher energy prices, and consequently higher overall inflation, were contained as firms successfully passed these additional costs along to other businesses rather from business to consumer. Labor cost pressures (moderate wage gains and continued strong productivity growth) were relatively modest as well, leading to an unemployment rate that hovered around five percent.

Despite the many obstacles including high oil prices and hurricanes, the consumer remained resilient as evident by a rebound in the Conference Board's Consumer Confidence Index in November and the strong rally in the stock market that pushed prices to levels that had not been seen since 2001.

Sincerely,

/s/ Douglas H. Ralston

Douglas H. Ralston, CFA
President
Trustmark Investment Advisors, Inc.
---------------

Trustmark Investment Advisors, Inc., a wholly-owned subsidiary of Trustmark National Bank, provides investment advisory and other services to the Funds and receives a fee for those services. This material is authorized for distribution only when preceded or accompanied by a prospectus. The Funds are distributed by Performance Funds Distributor, Inc.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC. THERE IS NO BANK GUARANTEE. MUTUAL FUNDS MAY LOSE VALUE. THE VIEWS EXPRESSED IN THIS SHAREHOLDER LETTER REFLECT THOSE OF THE PRESIDENT OF THE ADVISOR THROUGH THE PERIOD ENDED NOVEMBER 30, 2005. THE PRESIDENT'S VIEWS ARE SUBJECT TO CHANGE BASED ON THE MARKET AND OTHER CONDITIONS.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
PERFORMANCE MONEY MARKET FUND

The Performance Money Market Fund saw short-term interest rates continue to move higher during the first six-months of this fiscal year. The Federal Reserve moved interest rates higher on four occasions during this period. The Fed Funds target rate ended November at four percent from its starting point at the end of May of three percent. The Performance Money Market Fund saw its yield move substantially higher during this time frame as the 7-day yield of the Fund ended the period at 3.54% from its starting yield at the end of May of 2.49%. Yields on securities such as commercial paper and agency discount notes moved higher during this time frame as these rates are closely tied to the Fed Funds rate. The Fund maintained a relatively short average maturity during this six-month period. At the end of November the Fund had an average maturity of 36 days. The average maturity of the Fund is slightly longer than earlier in the year as the Federal Reserve may be coming to the end of their tightening phase. As rates continue higher, our shareholders will continue to benefit from the re-investment into higher yielding securities.

The Fund invests primarily in high-quality, short-term instruments such as U.S. Treasury obligations, U.S. Government Agency issues, bankers' acceptances, commercial paper, and repurchase agreements. The Fund is considered a first tier Fund as a result of the high quality of the Fund's holdings per the respective ratings from Standard and Poor's (A-1 or A-1+) and Moody's (P-1). An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund's objective is to maintain a stable NAV of $1.00 per share. This has been accomplished since the Fund's inception, but there can be no guarantee that it will be in the future.

Signed,

/s/ Kelly J. Collins

Kelly J. Collins
Portfolio Manager
Trustmark Investment Advisors, Inc.
---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The views expressed in this report reflect those of the portfolio manager for the period ended November 30, 2005. The manager's views are subject to change at any time based on the market and other conditions.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
PERFORMANCE SHORT TERM GOVERNMENT INCOME FUND

The Performance Short Term Government Income Fund provided shareholders with a return of 0.30%(1) (Institutional Class) for the six months ended November 30, 2005. The bond market has not been a fun place to invest for the past six months. Interest rates have steadily moved higher during the period as the Federal Reserve continued to raise short-term interest rates in an effort to slow the economy and quell inflation fears. The Fed met four times during the period and raised the target Fed Funds rate by 25 basis points at each meeting. Spikes in energy prices and Hurricanes Katrina and Rita only added more variables to digest for bond investors. After Hurricane Katrina hit in late August, short-term bonds rallied for three days causing the two-year note to move from a yield of 4.05% before the storm to 3.73% on August 31. This move was short lived as by the end of September the market had given those gains back plus some with the two-year note ending that month at 4.20%. Even though the damage done by the hurricanes was widespread, the underlying economy continued to show resilience as third quarter GDP still came in north of four percent.

With all the turmoil in the markets during the period, the Fund managed to provide a positive return for its shareholders. Two year Treasury notes ended November at 4.41% after beginning from a rate of 3.48% on June first. The Fund has moved to a more duration neutral position verses the index as many market participants feel the Federal Reserve may be nearing the end of its tightening phase. The Fund continues to use high quality investments for its shareholders such as U.S. Treasury securities, U.S. Agency and Mortgage related securities and high-grade corporate and municipal issues.

Signed,

/s/ Kelly J. Collins

Kelly J. Collins
Portfolio Manager
Trustmark Investment Advisors, Inc.
---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM. Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The views expressed in this report reflect those of the portfolio manager for the period ended November 30, 2005. The manager's views are subject to change at any time based on the market and other conditions.

(1) The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
PERFORMANCE INTERMEDIATE TERM INCOME FUND

It was not entirely surprising to us to witness another bond market sell-off since our last letter to you on May 31, 2005. Since then the yield on the ten-year Treasury Note, the primary benchmark for intermediate bonds, rose from approximately 3.90% to 4.66% before settling down to 4.39% at period end. This 4.00% to 4.60% trading range has persisted for the past two years. It is very possible, with a large pool of global savings available, and as subdued global inflation becomes the norm, that bond yields may not rise much further in the foreseeable future. Nonetheless, current yields as they stand do not offer much room for error should a shift to higher rates occur due to unforeseen economic shocks. Likewise, the opportunities for exceptional returns in the bond market has been greatly diminished from the returns that have been offered to us over the last 25 years. During that quarter-century, we experienced a volatile inflation environment, and bond yields and returns that compensated us for that. Average real returns (excess return over inflation) over that time were about 6%. Going forward, projected real returns are expected near 2%. This could give the disappointing impression that bond asset class will be a relatively dull investment over the next few years. We do feel that bond returns will be positive, albeit subdued, however taking aggressive positions in duration or credit exposure may prove more detrimental than incremental.

Last quarter I mentioned the further "flattening" of the yield curve. This has occurred as the Fed has diligently thwarted an inflationary environment by aggressively raising short-term rates. Likewise, global liquidity and attractiveness of the U.S. Dollar has kept longer dated yields low. The textbook evaluation of a flat yield curve is that short yields are expected to fall, or possibly, the economy will enter a recession. History suggests that is true. However, there are factors that are truly different from the last 5 recessions that occurred after a flat yield curve. The prior flat yield curves followed a period of above trend growth and inflation, and the Fed had pushed rates up far above the "neutral zone" to slow down inflation Likewise, there was not the stabilizing factor of ready cash throughout the globe. The primary difference in today's flat curve is the lack of above trend inflation, and the Fed has only now reached "neutrality" in the short-term rates. These conditions may not lead to a recession, and may not lead to lower rates, in spite of what the flat curve is suggesting.

In response, our bond portfolio continues to search out yields in the market that pass through an attractive dividend to the shareholder, and we continue to maintain a level of portfolio risk below the benchmark. Patiently reinvesting cash in an oscillating market will give us opportunities to find attractive yields. And when bonds as an asset class return to better expectations, we will have preserved our values to take the advantage off it.

Signed,

/s/Jonathan Rogers

Jonathan Rogers, CFA
Trustmark National Bank
---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM. Bond Funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

The views expressed in this report reflect those of the portfolio manager for the period ended November 30, 2005. The manager's views are subject to change at any time based on the market and other conditions.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
THE PERFORMANCE LARGE CAP EQUITY FUND

For the six months ended November 30, 2005 The Performance Large Cap Equity Fund (the "Fund"), Institutional Class Shares returned 6.85%(1) compared to the Standard & Poor's 500 Stock Index(2), which returned 5.88%. Heavy exposure to the Energy, Health Care, and Financial sectors were the primary contributors to the fund's outperformance.

The Fund's top performing holdings during the period were confined to members of the energy and health care sector. Specifically, Express Scripts was the best performing holding (up 82.8%), followed by EOG Resources (up 43.9%) and Burlington Resources (up 42.9%). On the downside, holdings of Dell (down 24.5%) and Pfizer (down 22.7%) paced the laggards in the fund.

Over the past six months, the stock market as a whole has performed admirably although large cap stocks have lagged mid caps and small caps. The economy showed remarkable resilience, despite several major hurricanes, the continuation of the war in Iraq, oil prices that briefly touched $70/barrel, and the Fed raising interest rates four times to 4.00% from 3.00%. Many large-cap equities appear more reasonably valued now than they have in several years, and we anticipate a possible change in market leadership from small and mid cap stocks to large-cap in the coming year.

   LISTED BELOW ARE THE TOP TEN HOLDINGS OF THE FUND AT NOVEMBER 30, 2005(3)

 1.   iShares S&P 500/Barra Value        4.55%
 2.   General Electric Company           3.41%
 3.   Exxon Mobil Corporation            3.26%
 4.   Microsoft Corporation              2.15%
 5.   EOG Resources, Inc.                2.10%
 6.   Aetna, Inc.                        1.77%
 7.   Burlington Resources, Inc.         1.66%
 8.   Johnson & Johnson                  1.60%
 9.   Express Scripts, Inc.              1.52%
10.   UnitedHealth Group, Inc.           1.48%

Signed,

/s/ Douglas H. Ralston

Douglas H. Ralston, CFA
President
Trustmark Investment Advisors, Inc.

/s/ Douglas P. Muenzenmay
Doug P. Muenzenmay, CFA
Portfolio Manager
Trustmark Investment Advisors, Inc.

---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

(1) The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

(2) The Standard & Poor's 500 Stock Index (the "Index") is an unmanaged index that reflects the U.S. stock market as a whole. The Index does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for such services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(3) Portfolio composition is subject to change. The ten largest holdings' percentages are based upon net assets as of November 30, 2005.

The views expressed in this report reflect those of the portfolio manager for the period ended November 30, 2005. The manager's views are subject to change at any time based on the market and other conditions.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
THE PERFORMANCE MID CAP EQUITY FUND

For the six months ended November 30, 2005, The Performance Mid Cap Equity Fund (the "Fund"), Institutional Class Shares returned 9.15%(1) compared to the Standard & Poor's MidCap 400 Index(2), which returned 10.13%. A portion of this underperformance was a lack of exposure to companies in the materials sector, which was the third best performing sector of the ten major sector groups during this six month period.

The best performing sector during the period was energy. Consequently, the fund had an overweight position relative to the index in companies that belonged to this group. That trend tremendously benefited the fund, with four of the top ten gainers in the fund coming from this sector. The top three advancers in the fund during the period were Sandisk Corp (up 96.6%), Peabody Energy (up 65.6%), and Ivax Corp (up 52.5%). The two worst performing stocks in the fund were Toll Brothers (down -25.7%) and Patterson Companies (down -23.1%).

Mid cap issues continued to be the "sweet spot" of the equity markets, and their outperformance over larger stocks continued as expected. In November, mid cap stocks, as measured by the S&P MidCap 400 Index, reached new all-time highs, and the fund was well positioned to capture this advance. Bear in mind that this milestone was reached even as the markets witnessed devastating destruction by numerous hurricanes, oil prices reaching multi-year highs, and four rate increases by the Fed.

   LISTED BELOW ARE THE TOP TEN HOLDINGS OF THE FUND AT NOVEMBER 30, 2005(3)

 1.   S&P Mid Cap 400 Depositary
      Receipts                           4.38%
 2.   Murphy Oil Corp.                   2.28%
 3.   Legg Mason, Inc.                   2.24%
 4.   Chico's FAS, Inc.                  2.12%
 5.   Valero Energy Corp.                2.03%
 6.   XTO Energy, Inc.                   2.03%
 7.   W.R. Berkley Corp.                 1.88%
 8.   Precision Castparts Corp.          1.86%
 9.   Whole Foods Market, Inc.           1.84%
10.   Questar Corporation                1.72%

Signed,

/s/ Douglas H. Ralston

Douglas H. Ralston, CFA
President
Trustmark Investment Advisors, Inc.
---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

(1) The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

(2) The Standard & Poor's 400 Stock Index (the "Index") is an unmanaged capitalization weighted index that measures the performance of the mid-range sector of the U.S. stock market where the market capitalization is approximately $700 million. The Index does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for such services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(3) Portfolio composition is subject to change. The ten largest holdings' percentages are based upon net assets as of November 30, 2005.

The views expressed in this report reflect those of the portfolio manager for the period ended November 30, 2005. The manager's views are subject to change at any time based on the market and other conditions.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

THE PERFORMANCE LEADERS EQUITY FUND

For the six months ended November 30, 2005, The Performance Leaders Equity Fund (the "Fund") Institutional Class Shares returned 13.19%(1) while the Russell 1000 Index(2) returned 6.46% and the Russell 1000 Growth Index(3) returned 7.05%. Much of the fund's outperformance during the period can be traced to the overweight in the energy sector, as higher energy prices continued to be one of the defining trends of the year.

Holdings in Express Scripts (up 82.8%), Peabody Energy (up 65.6%), and Legg Mason (up 46.7%) saw the greatest appreciation during the period. Positions in which the fund lost ground were: Hilton Hotels (down -9.14%), and HNI Corp. (down -19.36%).

In recent months, the economy has seen strong performance with consumers continuing to prop up GDP, even in the face of high oil prices, rising interest rates, and several major hurricanes. The fund was well positioned to ride the wave of this continued economic strength and will continue to scour the equity markets in search of companies with superior earnings growth and price appreciation potential.

   LISTED BELOW ARE THE TOP TEN HOLDINGS OF THE FUND AT NOVEMBER 30, 2005(4)

 1.   Peabody Energy Corp.               2.76%
 2.   Chico's FAS, Inc.                  2.54%
 3.   Legg Mason, Inc.                   2.52%
 4.   Apple Computer, Inc.               2.51%
 5.   National-Oilwell Varco, Inc.       2.51%
 6.   C.H. Robinson Worldwide, Inc.      2.50%
 7.   Burlington Resources, Inc.         2.45%
 8.   Corning, Inc.                      2.41%
 9.   Coventry Health Care, Inc.         2.39%
10.   UnitedHealth Group, Inc.           2.34%

Signed,

/s/ Douglas H. Ralston

Douglas H. Ralston, CFA
President
Trustmark Investment Advisors, Inc.

/s/ Douglas P. Muenzenmay
Doug P. Muenzenmay, CFA
Portfolio Manager
Trustmark Investment Advisors, Inc.

---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

(1) The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

(2) The Russell 1000 Index is an unmanaged capitalization weighted index which measures the performance of the 1,000 largest companies based on total market capitalization.

(3) The Russell 1000 Growth Index is an unmanaged index comprised of the securities in the Russell 1000 Index with a greater-than average growth orientation.

    The performance of these indices does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for such services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(4) Portfolio composition is subject to change. The ten largest holdings' percentages are based upon net assets as of November 30, 2005.

As a non-diversified fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.

The views expressed in this report reflect those of the portfolio manager for the period ended November 30, 2005. The manager's views are subject to change at any time based on the market and other conditions.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
THE PERFORMANCE STRATEGIC DIVIDEND FUND

The Performance Strategic Dividend Equity Fund (the "Fund"), launched by the Performance Family of Funds in late 2004, recently enjoyed its first full year anniversary. For the six months ended November 30, 2005, the Fund's Institutional Class Shares returned 3.74%(1) compared to the Dow Jones Select Dividend Index(2), which returned 3.40% during that same time period. Outperformance is attributable to a combination of the Fund's superior dividend yield as compared to the Index and the Fund's overweighting of the outperforming energy, financial and materials sectors. The Fund maintains an overall annual yield in excess of 4% and an average annual dividend growth rate exceeding 8%.

The holdings that performed particularly well during the period belonged to a variety of economic sectors, but were concentrated in the energy, financial and materials sectors, all of which are overweighted in the Fund. Energy companies producing superior returns during the period include Chesapeake Energy (+35%), Valero Energy (+35), and Global SantaFe Corp. (+33%). In addition, Financial Services company Public Storage gained 19% and Basic Materials company Temple Inland was up 17%, during the six months ended November 30, 2005. Underperforming holdings were primarily from the Health Care and Consumer Staples sectors, with Pfizer declining 24% and ConAgra falling 43%.

Assets in the Fund have continued to increase, with the Fund's total assets growing from approximately $20.4 million at May 31, 2005 to over $27.0 million as of November 30, 2005, an increase of over 30%.

   LISTED BELOW ARE THE TOP TEN HOLDINGS OF THE FUND AT NOVEMBER 30, 2005(3)

 1.  Public Storage, Inc.               2.46%
 2.  Altria Group, Inc.                 2.40%
 3.  Temple Inland, Inc.                2.36%
 4.  Boston Properties, Inc.            2.28%
 5.  BP Amoco PLC                       2.12%
 6.  People's Bank                      2.11%
 7.  Kinder Morgan Energy
     Partnership, LP                    2.09%
 8.  Dominion Resources, Inc.           2.08%
 9.  Plum Creek Timber Co., Inc.        2.06%
10.  ChevronTexaco Corp.                2.06%

Signed,

/s/ L. Farrell Crane, Jr.
L. Farrell Crane, Jr.
Director of Research
Orleans Capital Management
---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

(1) The total return set forth reflects a reduction of a portion of the Fund's fees. Without the reduction of these fees, total return for the period would have been lower.

(2) The Dow Jones Select Dividend Index is an unmanaged index comprised of securities which have an annual average daily dollar trading volume of more than $1.5 million. The performance of this index does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for such services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

(3) Portfolio composition is subject to change. The ten largest holdings' percentages are based upon net assets as of November 30, 2005.

The views expressed in this report reflect those of the portfolio manager for the period ended November 30, 2005. The manager's views are subject to change at any time based on the market and other conditions.

PERFORMANCE FUNDS TRUST

PORTFOLIO REVIEW
--------------------------------------------------------------------------------
PERFORMANCE ADVISOR LIFESTYLE SERIES

The Performance Advisor Lifestyle Series (PALS) continues to produce solid returns from the investment in the Performance Funds family. Each of the three fund-of-funds, Conservative, Moderate, and Growth performed in line with their given risk levels. During the first half of the fiscal year, the underlying equity funds significantly outperformed the bond funds adding to the previous period's positive returns.

The Performance Strategic Dividend Fund was added to the PALS family of funds during the period. As an equity-income asset, the fund compliments the existing funds by providing an investment in mostly high dividend-paying "blue-chip" stocks. In turn, the addition will boost the income that is generated by each fund while also providing the opportunity for capital appreciation.

To accommodate the addition of the Performance Strategic Dividend Fund, a shift in allocation was implemented from the Performance Intermediate Fund, Performance Short-Term Fixed Income Fund and the Performance Large Cap Equity Fund. The over-weighting in the Performance Mid Cap Equity Fund and the Performance Leaders Equity Fund remained the same as these asset classes appeared more attractive to fixed income funds.

As of November 30, 2005, the allocations for each fund were as follows:

                                                                CONSERVATIVE      MODERATE      GROWTH
ASSET                                                               FUND            FUND         FUND
-----                                                           ------------      --------      ------
Performance Money Market Fund                                        5%              0%           0%
Performance Short Term Fixed Income Fund                            40%             30%          25%
Performance Intermediate Term Fixed Income Fund                     15%             10%           0%
Performance Strategic Dividend Fund                                 10%             10%           5%
Performance Large Cap Equity Fund                                   20%             15%          25%
Performance Mid Cap Equity Fund                                     10%             25%          30%
Performance Leaders Equity Fund                                      0%             10%          15%

July and November were strong months for the stock market helping to boost the S&P 500 Index +5.88% for the fiscal half-year, while overall, the Performance equity funds did even better. Returns of +6.85%, +9.15%, and +13.19% for the Large Cap, Mid Cap and Leaders funds, respectively were the result. Management has continued to maintain a larger allocation in the equity funds, particularly the Mid Cap asset class in 2005.

A yield rally across the curve caused many bonds to post negative returns. The Performance Short-Term Bond Fund and Intermediate-Term Bond Fund both fell victim to the fixed income price decline and returned +0.30% and -0.63%, respectively. A conservative posture within the fixed income market continued to be taken in order to minimize the volatility and guard against a loss of principal in a rising interest rate environment. Positions remain slightly under-weighted in fixed income funds relative to their target allocations.

Results for the Performance Advisor Lifestyle Series are listed below:

                                                                CONSERVATIVE      MODERATE      GROWTH
TIME PERIOD                                                         FUND            FUND         FUND
-----------                                                     ------------      --------      ------
Fiscal Period (June '05 - November '05)                            2.86%           4.72%         6.86%
One Year (December '04 - November '05)                             4.44%           6.87%         9.12%
2005 Year-to-date (through November 30, 2005)                      3.59%           5.49%         7.32%
Since Inception (August 5, 2003 - November 30, 2005)               4.92%           8.63%        10.80%

Signed,

/s/ Ben Edwards
Ben Edwards
Portfolio Manager
Trustmark Investment Advisors
---------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE VISIT WWW.PERFORMANCEFUNDS.COM.

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Money market funds offer low risk and low return potential.

(1) The Standard & Poor's 500 Stock Index (the "Index") is an unmanaged index that reflects the U.S. stock market as a whole. The Index does not reflect the expenses associated with a mutual fund such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for such services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The views expressed in this report reflect those of the portfolio manager for the period ended November 30, 2005. The manager's views are subject to change at any time based on the market and other conditions.

The total returns set forth reflects the waiver of a portion of the Fund's fees, without the waiver of these fees, total returns for the period would have been lower.

PERFORMANCE FUNDS TRUST
THE MONEY MARKET FUND
Schedule of Portfolio Investments
November 30, 2005
(Unaudited)

 PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION          VALUE
 ---------        --------------------          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 59.2%:
FEDERAL HOME LOAN BANK -- 32.5%:
$30,000,000   3.93%**, 12/7/05............   $ 29,980,400
 40,000,000   3.93%**, 12/9/05............     39,965,121
 25,000,000   3.94%**, 12/14/05...........     24,964,521
 18,000,000   3.98%**, 12/16/05...........     17,970,225
 25,000,000   4.06%**, 12/23/05...........     24,938,125
  5,000,000   3.00%, 1/18/06..............      4,999,587
  5,000,000   2.38%, 2/15/06..............      4,989,211
  9,750,000   3.91%*, 2/23/06.............      9,748,990
  5,000,000   3.00%, 5/15/06..............      4,986,385
  9,000,000   3.10%, 12/20/06.............      8,867,153
                                             ------------
                                              171,409,718
                                             ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 8.8%:
 15,544,000   3.95%**, 12/13/05...........     15,523,611
 20,000,000   4.04%**, 1/4/06.............     19,924,067
  5,900,000   5.50%, 7/15/06..............      5,935,244
  5,000,000   4.13%, 9/27/06..............      5,000,000
                                             ------------
                                               46,382,922
                                             ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 17.9%:
 35,000,000   3.94%**, 12/6/05............     34,980,951
 30,000,000   3.89%**, 12/8/05............     29,977,367
 25,000,000   4.02%**, 12/21/05...........     24,944,306
  5,000,000   4.05%, 8/14/06..............      5,000,000
                                             ------------
                                               94,902,624
                                             ------------
      TOTAL U.S. GOVERNMENT AGENCY
      OBLIGATIONS                             312,695,264
                                             ------------
COMMERCIAL PAPER** -- 24.5%:
BEVERAGES -- 2.2%:
 11,500,000   Coca-Cola Company, 4.02%,
                12/20/05..................     11,475,722
                                             ------------
CONSUMER GOODS AND SERVICES -- 4.2%:
 22,000,000   Proctor & Gamble Company,
                3.99%, 12/6/05............     21,987,839
                                             ------------
ENERGY -- 3.8%:
 20,000,000   Dupont (EI) Nemours, 4.01%,
                12/16/05..................     19,966,667
                                             ------------
FINANCIAL SERVICES -- 7.7%:
 22,500,000   General Electric Capital
                Corporation, 4.00%,
                12/1/05...................     22,499,999
 19,000,000   Wells Fargo Company, 4.14%,
                12/15/05..................     18,970,223
                                             ------------
                                               41,470,222
                                             ------------

 PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION          VALUE
 ---------        --------------------          -----
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
NEWSPAPERS -- 3.8%:
$20,000,000   Gannett Company, 3.99%,
                12/2/05...................   $ 19,997,789
                                             ------------
RETAIL -- 2.8%:
 15,000,000   Wal-Mart Stores, 3.99%,
                12/13/05..................     14,980,100
                                             ------------
      TOTAL COMMERCIAL PAPER           ...    129,878,339
                                             ------------
CORPORATE BONDS -- 9.1%:
FINANCIAL SERVICES -- 9.1%:
  5,000,000   Bear Stearns Company, 3.00%,
                3/30/06...................      4,989,391
  5,000,000   First Union Corporation,
                7.50%, 7/15/06............      5,103,929
  6,000,000   Goldman Sachs Group, Inc.,
                4.12%*, 3/21/06...........      6,003,186
  6,860,000   Merrill Lynch & Company,
                6.13%, 5/16/06............      6,930,125
  5,000,000   Merrill Lynch & Company,
                4.22%*, 5/22/06...........      5,009,909
  5,000,000   Merrill Lynch & Company,
                3.63%*, 9/18/06...........      5,009,831
  5,000,000   Morgan Stanley Dean Witter,
                6.10%, 4/15/06............      5,042,049
  5,000,000   Morgan Stanley Dean Witter,
                4.39%, 5/5/06.............      5,002,414
  5,000,000   Wells Fargo Company, 6.88%,
                4/1/06....................      5,045,404
                                             ------------
      TOTAL CORPORATE BONDS            ...     48,136,238
                                             ------------
MUNICIPAL BONDS -- 1.2%:
MISSISSIPPI -- 1.2%:
  6,580,000   Mississippi Business Finance
                Corporation, 4.22%*,
                12/1/05...................      6,580,000
                                             ------------
      TOTAL MUNICIPAL BONDS            ...      6,580,000
                                             ------------
CERTIFICATES OF DEPOSIT -- 3.8%:
FINANCIAL SERVICES -- 3.8%:
 10,000,000   First Tennessee Bank, 3.97%,
                12/12/05..................     10,000,000
 10,000,000   First Tennessee Bank, 4.07%,
                12/15/05..................     10,000,000
                                             ------------
      TOTAL CERTIFICATES OF DEPOSIT    ...     20,000,000
                                             ------------

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE MONEY MARKET FUND
Schedule of Portfolio Investments (continued)
November 30, 2005
(Unaudited)

 PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION          VALUE
 ---------        --------------------          -----
REPURCHASE AGREEMENTS -- 3.3%:
$17,672,957   Bank of America Securities,
                4.00%, 12/01/05, with a
                maturity value of
                $17,674,921 (fully
                collateralized by Federal
                National Mortgage
                Association notes with a
                maturity Date of 5/1/13
                and a value of
                $18,030,150)..............   $ 17,672,957
                                             ------------
      TOTAL REPURCHASE AGREEMENTS      ...     17,672,957
                                             ------------
      TOTAL (Amortized Cost $534,962,798)(a) $534,962,798
                                             ============

---------------

Percentages indicated are based on net assets.

(a) Cost for federal income tax and financial reporting purposes is the same.

* Variable rate note. Rate disclosed represents the rate in effect at November 30, 2005.

** Discount note. Rate disclosed represents the effective yield at November 30, 2005.

SECURITY ALLOCATION                       PERCENTAGE OF
FOR THE SCHEDULE OF INVESTMENTS            NET ASSETS
-------------------------------           -------------
U.S. Government Agency Obligations......      59.2%
Financial Services......................      16.8%
Consumer Goods & Services...............       4.2%
Certificates of Deposit.................       3.8%
Newspapers..............................       3.8%
Energy..................................       3.8%
Repurchase Agreements...................       3.3%
Retail..................................       2.8%
Beverages...............................       2.2%
Mississippi.............................       1.2%
Other Assets/Liabilities................      -1.1%
                                             ------
      TOTAL.............................     100.0%
                                             ======

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE SHORT TERM GOVERNMENT INCOME FUND
Schedule of Portfolio Investments
November 30, 2005
(Unaudited)

PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION           VALUE
---------         --------------------           -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 95.7%:
FEDERAL FARM CREDIT BANK -- 2.4%:
$2,500,000   3.40%, 8/27/08.................  $ 2,415,625
                                              -----------
FEDERAL HOME LOAN BANK -- 30.4%:
 2,500,000   3.05%, 11/27/06................    2,461,105
 3,000,000   3.50%, 5/15/07.................    2,949,120
 3,000,000   3.75%, 5/15/07.................    2,959,962
 2,000,000   4.88%, 5/15/07.................    2,004,596
 3,000,000   3.88%, 6/8/07..................    2,962,500
 3,000,000   3.75%, 8/15/07.................    2,953,452
 3,000,000   3.80%, 8/24/07.................    2,954,331
 2,000,000   4.13%, 9/6/07..................    1,980,000
 2,000,000   4.13%, 10/19/07................    1,979,144
 2,500,000   4.13%, 10/26/07................    2,471,875
 2,000,000   4.00%, 3/10/08.................    1,968,910
 2,500,000   4.13%, 5/17/08.................    2,468,750
                                              -----------
                                               30,113,745
                                              -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 18.4%:
 2,000,000   4.25%, 2/28/07.................    1,989,430
 2,000,000   4.50%, 4/18/07.................    1,990,680
 1,465,000   3.75%, 8/3/07..................    1,441,194
 2,000,000   4.00%, 8/10/07.................    1,975,382
 2,500,000   4.35%, 8/15/07.................    2,484,350
 2,500,000   4.00%, 8/17/07.................    2,471,875
 2,000,000   4.50%, 8/22/07.................    1,989,280
 3,000,000   3.88%, 6/15/08.................    2,940,000
 1,000,000   4.00%, 1/14/09.................      976,404
                                              -----------
                                               18,258,595
                                              -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 24.0%:
 3,000,000   3.13%, 7/15/06.................    2,973,258
 2,000,000   3.13%, 4/5/07..................    1,959,676
 3,000,000   3.88%, 5/15/07.................    2,965,968
 1,000,000   3.41%, 8/30/07.................      977,655
 2,000,000   4.25%, 9/28/07.................    1,980,734
 3,000,000   3.00%, 7/16/08.................    2,872,500
 4,500,000   4.00%, 1/26/09.................    4,399,096
 2,830,000   3.60%, 3/3/09..................    2,734,488
 3,000,000   4.20%, 6/8/09..................    2,940,195
                                              -----------
                                               23,803,570
                                              -----------

PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION           VALUE
---------         --------------------           -----
U.S. GOVERNMENT AGENCY MORTGAGES -- 20.5%:
$  494,033   Federal Home Loan Mortgage
               Corporation, 3.50%, 3/25/09,
               Series 2003-92 PA............  $   491,815
 2,420,362   Federal Home Loan Mortgage
               Corporation, 5.00%, 9/15/12,
               Series 2702 WA...............    2,421,741
 2,323,168   Federal Home Loan Mortgage
               Corporation, 4.50%, 12/15/17,
               Series 2690 TB...............    2,315,222
 1,453,956   Federal Home Loan Mortgage
               Corporation, 4.50%, 3/25/21,
               Series 2003-26 AB............    1,447,770
 5,000,000   Federal Home Loan Mortgage
               Corporation, 4.00%, 5/15/22,
               Series 2693 JC...............    4,974,151
 3,256,421   Federal Home Loan Mortgage
               Corporation, 3.50%, 9/15/22,
               Series 2715 QB...............    3,205,816
 3,250,359   Government National Mortgage
               Association, 3.25%, 6/16/27,
               Series 2004-26 HD............    3,155,306
 2,419,106   Government National Mortgage
               Association, 3.47%, 4/20/34,
               Series 2004-22 BK............    2,325,365
                                              -----------
                                               20,337,186
                                              -----------
             TOTAL U.S. GOVERNMENT AGENCY      94,928,721
              OBLIGATIONS       ...........   -----------
CORPORATE BONDS -- 1.0%:
FINANCIAL SERVICES -- 1.0%:
 1,000,000   International Lease Finance
               Corporation, 3.75%, 8/1/07...      981,101
                                              -----------
      TOTAL CORPORATE BONDS              ...      981,101
                                              -----------
INVESTMENT COMPANIES -- 2.7%:
 2,632,488   Performance Money Market Fund,
               Institutional Class(b).......    2,632,488
                                              -----------
      TOTAL INVESTMENT COMPANIES         ...    2,632,488
                                              -----------
      TOTAL (Cost $100,134,513)(a)       ...  $98,542,310
                                              ===========

---------------

Percentages indicated are based on net assets.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE SHORT TERM GOVERNMENT INCOME FUND
Schedule of Portfolio Investments (continued)
November 30, 2005
(Unaudited)

(a) Cost for federal income tax and financial reporting purposes is the same and differs from value by net unrealized depreciation of securities as follows:

          Unrealized appreciation.....................................  $        --
          Unrealized depreciation.....................................   (1,592,203)
                                                                        -----------
          Net unrealized depreciation.................................  $(1,592,203)
                                                                        ===========

(b) Affiliated security.

SECURITY ALLOCATION                       PERCENTAGE OF
FOR THE SCHEDULE OF INVESTMENTS            NET ASSETS
-------------------------------           -------------
Federal Home Loan Bank..................      30.4%
Federal National Mortgage Association...      24.0%
U.S. Government Agency Mortgages........      20.5%
Federal Home Loan Mortgage
  Corporation...........................      18.4%
Investment Companies....................       2.7%
Federal Farm Credit Bank................       2.4%
Financial Services......................       1.0%
Other Assets/Liabilities................       0.6%
                                             ------
      TOTAL.............................     100.0%
                                             ======

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE INTERMEDIATE TERM INCOME FUND
Schedule of Portfolio Investments
November 30, 2005
(Unaudited)

PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION           VALUE
---------         --------------------           -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 67.0%
FEDERAL AGRICULTURAL MORTGAGE CORPORATION -- 1.7%
$1,000,000   5.93%, 6/4/08..................  $ 1,028,200
                                              -----------
FEDERAL FARM CREDIT BANK -- 3.4%
 2,000,000   5.88%, 7/28/08.................    2,057,500
                                              -----------
FEDERAL HOME LOAN BANK -- 1.7%
 1,000,000   6.38%, 8/15/06.................    1,012,030
                                              -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 23.0%
 2,000,000   6.63%, 9/15/09.................    2,128,454
 3,000,000   4.50%, 11/15/13, Series 2770
               UH...........................    2,971,500
 2,000,000   4.50%, 2/15/15, Series 2658
               PD...........................    1,960,760
 3,000,000   4.00%, 5/15/15, Series 2617
               UM...........................    2,897,340
 3,000,000   4.50%, 7/15/15, Series 2633
               PC...........................    2,937,660
 1,000,000   5.00%, 5/15/34, Series 2922
               QE...........................      946,180
                                              -----------
                                               13,841,894
                                              -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 15.4%
 3,000,000   4.50%, 5/25/15, Series 2003-54
               TC...........................    2,937,804
   220,877   7.00%, 4/1/20, Pool #253299....      231,426
   107,724   7.50%, 9/1/29, Pool #252717....      113,294
 1,149,844   4.00%, 12/25/29, Series 2003-27
               EC...........................    1,101,319
 3,000,000   5.00%, 8/25/30, Series 2003-54
               PE...........................    2,949,658
 2,000,000   5.50%, 12/25/34, Series 2004-96
               QD...........................    1,974,861
                                              -----------
                                                9,308,362
                                              -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 11.9%
     4,395   9.00%, 3/15/20, Pool #271741...        4,795
 1,184,088   4.00%, 4/16/28, Series 2003-34
               PH...........................    1,167,333
   247,819   7.00%, 10/15/29, Pool
               #510559......................      260,376
   142,017   7.50%, 10/15/29, Pool
               #510534......................      150,051
   519,906   8.00%, 2/15/30, Pool #529127...      555,904
 3,000,000   5.50%, 4/20/30, Series 2003-86
               QD...........................    3,005,970
 2,000,000   5.50%, 3/20/34, Series 2004-27
               QD...........................    2,006,940
                                              -----------
                                                7,151,369
                                              -----------
TENNESSEE VALLEY AUTHORITY -- 9.9%
 2,000,000   7.14%, 5/23/12.................    2,250,000
 3,500,000   6.00%, 3/15/13.................    3,744,927
                                              -----------
                                                5,994,927
                                              -----------
              TOTAL U.S. GOVERNMENT AGENCY
               OBLIGATIONS       ...........   40,394,282
                                              -----------

PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION           VALUE
---------         --------------------           -----
U.S. TREASURY OBLIGATIONS -- 6.0%
U.S. TREASURY INFLATION PROTECTED BONDS -- 6.0%
$2,000,000   3.50%, 1/15/11.................  $ 2,442,225
 1,000,000   3.38%, 1/15/12.................    1,202,417
                                              -----------
      TOTAL U.S. TREASURY OBLIGATIONS    ...    3,644,642
                                              -----------
CORPORATE BONDS -- 25.4%
AEROSPACE/DEFENSE -- 1.3%
   250,000   Raytheon Company, 7.38%,
               7/15/25......................      257,188
   500,000   Rockwell International
               Corporation, 6.15%,
               1/15/08......................      510,000
                                              -----------
                                                  767,188
                                              -----------
AUTOMOTIVE -- 1.6%
 1,000,000   General Motors Corporation,
               7.10%, 3/15/06...............      970,000
                                              -----------
BEVERAGES -- 1.8%
 1,000,000   Coca-Cola Enterprises, 7.13%,
               9/30/09......................    1,075,000
                                              -----------
CHEMICALS -- 0.4%
   250,000   Air Products & Chemicals, Inc.,
               6.24%, 1/13/10...............      260,625
                                              -----------
CONSUMER NON-DURABLE -- 0.5%
   250,000   Kimberly-Clark Corporation,
               6.88%, 2/15/14...............      281,250
                                              -----------
ELECTRIC & ELECTRONIC EQUIPMENT -- 1.8%
 1,000,000   Emerson Electric, 7.13%,
               8/15/10......................    1,092,500
                                              -----------
FINANCIAL SERVICES -- 8.9%
   500,000   Bankers Trust Corporation,
               7.50%, 11/15/15..............      581,250
   250,000   Chase Manhattan Corporation,
               6.50%, 1/15/09...............      260,625
   500,000   CNA Financial Corporation,
               6.60%, 12/15/08..............      517,083
   250,000   First Bank, 6.88%, 4/1/06......      251,250
 1,000,000   Ford Motor Credit Corporation,
               7.75%, 2/15/07...............      967,366
   650,000   General Electric Capital
               Corporation, 6.90%,
               9/15/15......................      736,124
   500,000   Household Finance Corporation,
               6.88%, 3/1/07................      510,773
   500,000   ITT Hartford Corporation,
               7.30%, 11/1/15...............      553,750

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE INTERMEDIATE TERM INCOME FUND
Schedule of Portfolio Investments (continued)
November 30, 2005
(Unaudited)

PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION           VALUE
---------         --------------------           -----
CORPORATE BONDS (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
$  500,000   John Deere Capital Corporation,
               6.00%, 2/15/09...............  $   513,403
   500,000   Texaco Capital, Inc., 5.70%,
               12/1/08......................      500,000
                                              -----------
                                                5,391,624
                                              -----------
FOOD PRODUCTS & SERVICES -- 3.5%
 1,000,000   Campbell Soup Company, 6.75%,
               2/15/11......................    1,070,000
 1,000,000   Heinz (H.J.) Company, 6.00%,
               3/15/08......................    1,020,631
                                              -----------
                                                2,090,631
                                              -----------
RAILROADS -- 1.8%
 1,000,000   Union Tank Car Company, 6.79%,
               5/1/10.......................    1,070,000
                                              -----------
RETAIL -- 0.8%
   500,000   Sears Roebuck Acceptance
               Corporation, 6.70%,
               11/15/06.....................      500,000
                                              -----------

PRINCIPAL
  AMOUNT          SECURITY DESCRIPTION           VALUE
---------         --------------------           -----
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS -- 2.1%
$  500,000   AT&T Corporation, 6.00%,
               3/15/09......................  $   510,416
   250,000   Motorola, Inc., 6.50%,
               3/1/08.......................      257,188
   250,000   SBC Communications Capital
               Corporation, 7.20%
               10/15/26.....................      257,813
   240,000   SBC Communications, Inc.,
               7.13%, 8/1/07................      247,800
                                              -----------
                                                1,273,217
                                              -----------
UTILITIES -- 0.9%
   250,000   Northern States Power Company,
               7.13%, 7/1/25................      293,125
   250,000   Scottish Power PLC, 6.63%,
               6/1/07.......................      256,563
                                              -----------
                                                  549,688
                                              -----------
      TOTAL CORPORATE BONDS              ...   15,321,723
                                              -----------
INVESTMENT COMPANIES -- 1.4%
   824,796   Performance Money Market Fund,
               Institutional Class(b).......      824,796
                                              -----------
      TOTAL INVESTMENT COMPANIES         ...      824,796
                                              -----------
      TOTAL (Cost $59,140,135)(a)        ...  $60,185,443
                                              ===========

---------------

Percentages indicated are based on net assets.

(a) Cost for federal income tax and financial reporting purposes are the same and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation.....................................  $1,828,754
          Unrealized depreciation.....................................    (783,446)
                                                                        ----------
          Net unrealized appreciation.................................  $1,045,308
                                                                        ==========

(b) Affiliated security.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE INTERMEDIATE TERM INCOME FUND
Schedule of Portfolio Investments (continued)
November 30, 2005
(Unaudited)

          SECURITY ALLOCATION             PERCENTAGE OF
    FOR THE SCHEDULE OF INVESTMENTS        NET ASSETS
    -------------------------------       -------------
U.S. Government Agency Obligations......      67.0%
Financial Services......................       8.9%
U.S. Treasury Obligations...............       6.0%
Food Products & Services................       3.5%
Telecommunications......................       2.1%
Electric & Electronic Equipment.........       1.8%
Beverages...............................       1.8%
Railroads...............................       1.8%
Automotive..............................       1.6%
Investment Companies....................       1.4%
Aerospace/Defense.......................       1.3%
Utilities...............................       0.9%
Retail..................................       0.8%
Consumer Non-Durable....................       0.5%
Chemicals...............................       0.4%
Other Assets/Liabilities................       0.2%
                                             ------
      TOTAL.............................     100.0%
                                             ======

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE LARGE CAP EQUITY FUND
Schedule of Portfolio Investments
November 30, 2005
(Unaudited)

 SHARES          SECURITY DESCRIPTION            VALUE
 ------          --------------------            -----
COMMON STOCKS -- 94.6%
AEROSPACE/DEFENSE -- 4.2%
  12,000   Boeing Company...................  $   818,280
   5,000   General Dynamics Corporation.....      571,500
   9,000   L-3 Communications Holdings,
             Inc. ..........................      670,500
  17,000   Rockwell International
             Corporation....................      959,310
  14,000   United Technologies
             Corporation....................      753,760
                                              -----------
                                                3,773,350
                                              -----------
ANALYTICAL INSTRUMENTS -- 0.8%
  27,000   Applera Corporation -- Applied
             Biosystems Group...............      744,660
                                              -----------
BEVERAGES -- 0.8%
  11,000   Brown-Forman Corporation.........      756,360
                                              -----------
CHEMICALS -- 1.2%
  20,000   Praxair, Inc. ...................    1,040,000
                                              -----------
COMMERCIAL SERVICES -- 4.3%
  24,000   AutoDesk, Inc. ..................    1,001,280
  44,000   Convergys Corporation(c).........      730,400
  18,000   Monster Worldwide, Inc.(c).......      700,200
  16,000   Paychex, Inc. ...................      678,560
  18,000   Robert Half International,
             Inc. ..........................      688,680
                                              -----------
                                                3,799,120
                                              -----------
COMPUTER SOFTWARE -- 4.0%
  29,000   Hewlett-Packard Company..........      860,430
  69,000   Microsoft Corporation............    1,911,990
  21,000   NVIDIA Corporation(c)............      759,570
                                              -----------
                                                3,531,990
                                              -----------
COMPUTERS -- 0.7%
  20,000   Dell, Inc.(c)....................      603,200
                                              -----------
CONSTRUCTION -- 3.1%
  22,000   Allegheny Technologies, Inc. ....      725,560
  15,000   Caterpillar, Inc. ...............      866,700
  18,000   Nucor Corporation................    1,207,440
                                              -----------
                                                2,799,700
                                              -----------
CONSUMER GOODS & SERVICES -- 3.9%
   1,997   Acco Brands Corporation(c).......       46,031
  24,000   Coach, Inc.(c)...................      826,320
  14,000   McGraw-Hill Companies, Inc. .....      742,700
  19,207   Procter & Gamble Company.........    1,098,448
  11,000   Wrigley (WM.) Jr. Company........      754,490
                                              -----------
                                                3,467,989
                                              -----------

 SHARES          SECURITY DESCRIPTION            VALUE
 ------          --------------------            -----
COMMON STOCKS (CONTINUED)
DIVERSIFIED -- 6.4%
  28,000   Edison International.............  $ 1,263,360
   9,000   Emerson Electric Company.........      680,490
  85,000   General Electric Company.........    3,036,200
  10,000   Johnson Controls, Inc. ..........      694,500
                                              -----------
                                                5,674,550
                                              -----------
ENERGY -- 8.0%
  18,000   ChevronTexaco Corporation........    1,031,580
  20,000   ConocoPhillips...................    1,210,200
  20,000   Devon Energy Corporation.........    1,204,000
  50,000   Exxon Mobil Corporation..........    2,901,500
  17,000   Sempra Energy....................      747,150
                                              -----------
                                                7,094,430
                                              -----------
FINANCIAL SERVICES -- 16.4%
  11,000   American Express Company.........      565,620
   2,200   Ameriprise Financial, Inc. ......       92,510
   8,000   Bear Stearns Companies, Inc. ....      887,920
  25,000   Citigroup, Inc. .................    1,213,750
  41,000   E*TRADE Financial
             Corporation(c).................      800,320
  17,000   Fiserv, Inc.(c)..................      773,670
  10,000   Franklin Resources, Inc. ........      928,800
   5,000   Goldman Sachs Group, Inc. .......      644,800
   8,000   Lehman Brothers Holdings,
             Inc. ..........................    1,008,000
  21,000   Mellon Financial Corporation.....      706,440
  11,000   Merrill Lynch & Co., Inc. .......      730,620
  20,000   Moody's Corporation..............    1,203,000
  13,000   Northern Trust Corporation.......      684,970
  11,000   PNC Bank Corporation.............      701,470
  14,500   Prudential Financial, Inc. ......    1,122,300
  12,000   State Street Corporation.........      692,280
  12,000   T Rowe Price Group Inc. .........      863,400
  14,896   Wells Fargo & Company............      936,214
                                              -----------
                                               14,556,084
                                              -----------
HEALTH CARE -- 12.2%
  17,000   Aetna, Inc. .....................    1,572,330
   9,000   Amgen, Inc.(c)...................      728,370
  19,000   Caremark Rx, Inc.(c).............      976,410
  13,500   Coventry Health Care, Inc.(c)....      804,195
  16,000   Express Scripts, Inc.(c).........    1,351,360
  21,000   Humana, Inc.(c)..................      962,430
  23,000   Johnson & Johnson................    1,420,250
  40,000   Pfizer, Inc. ....................      848,000

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE LARGE CAP EQUITY FUND
Schedule of Portfolio Investments (continued)
November 30, 2005
(Unaudited)

 SHARES          SECURITY DESCRIPTION            VALUE
 ------          --------------------            -----
COMMON STOCKS (CONTINUED)
HEALTH CARE (CONTINUED)
  22,000   UnitedHealth Group, Inc. ........  $ 1,316,920
  12,000   Wellpoint, Inc.(c)...............      921,960
                                              -----------
                                               10,902,225
                                              -----------
INSURANCE -- 9.2%
  13,000   ACE Limited......................      721,500
  14,000   AFLAC, Inc. .....................      672,000
  10,000   Allstate Corporation.............      561,000
  10,000   American International Group,
             Inc. ..........................      671,400
  19,000   Aon Corporation..................      691,790
   9,000   Chubb Corporation................      871,560
   7,000   CIGNA Corporation................      787,640
   9,000   Hartford Financial Services
             Group, Inc. ...................      786,330
  17,500   MetLife, Inc. ...................      900,200
  14,000   Safeco Corporation...............      787,500
  15,000   St. Paul Travelers Companies,
             Inc. ..........................      697,950
                                              -----------
                                                8,148,870
                                              -----------
OIL/GAS -- 9.7%
  21,000   BJ Services Company..............      769,650
  20,500   Burlington Resources, Inc. ......    1,481,125
  26,000   EOG Resources, Inc. .............    1,865,500
  10,000   Kinder Morgan, Inc. .............      906,000
  15,000   Marathon Oil Corporation.........      889,350
  11,000   Nabors Industries, Ltd.(c).......      770,110
  15,000   Occidental Petroleum
             Corporation....................    1,189,500
  12,000   Transocean, Inc.(c)..............      766,080
                                              -----------
                                                8,637,315
                                              -----------
RAILROADS -- 2.1%
  17,000   Burlington Northern Santa Fe
             Corporation....................    1,125,060
  16,000   CSX Corporation..................      778,240
                                              -----------
                                                1,903,300
                                              -----------

 SHARES          SECURITY DESCRIPTION            VALUE
 ------          --------------------            -----
COMMON STOCKS (CONTINUED)
RETAIL -- 4.6%
  26,000   Nordstrom, Inc. .................  $   958,880
  29,000   Staples, Inc. ...................      669,900
  12,000   Target Corporation...............      642,120
  20,000   Wal-Mart Stores, Inc. ...........      971,200
  19,000   Walgreen Company.................      867,920
                                              -----------
                                                4,110,020
                                              -----------
TELECOMMUNICATIONS -- 1.0%
  44,000   Corning, Inc.(c).................      891,000
                                              -----------
UTILITIES -- 2.0%
  17,000   FPL Group, Inc. .................      720,630
  30,000   Southern Company.................    1,041,300
                                              -----------
                                                1,761,930
                                              -----------
      TOTAL COMMON STOCKS                ...   84,196,093
                                              -----------
EXCHANGE TRADED FUNDS -- 4.6%
  62,000   iShares S&P 500/Barra Value......    4,052,940
                                              -----------
      TOTAL EXCHANGE TRADED FUNDS        ...    4,052,940
                                              -----------
INVESTMENT COMPANIES -- 0.7%
 660,913   Performance Money Market Fund,
             Institutional Class(b).........      660,913
                                              -----------
      TOTAL INVESTMENT COMPANIES         ...      660,913
                                              -----------
      TOTAL (Cost $62,318,460)(a)        ...  $88,909,946
                                              ===========

---------------

Percentages indicated are based on net assets.

(a) Cost for federal income tax and financial reporting purposes are the same and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation.....................................  $26,801,992
          Unrealized depreciation.....................................     (210,506)
                                                                        -----------
          Net unrealized appreciation.................................  $26,591,486
                                                                        ===========

(b) Affiliated security.

(c) Non-income producing security.

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE LARGE CAP EQUITY FUND
Schedule of Portfolio Investments (continued)
November 30, 2005
(Unaudited)

SECURITY ALLOCATION                       PERCENTAGE OF
FOR THE SCHEDULE OF INVESTMENTS            NET ASSETS
-------------------------------           -------------
Financial Services......................      16.4%
Health Care.............................      12.2%
Oil/Gas.................................       9.7%
Insurance...............................       9.2%
Energy..................................       8.0%
Diversified.............................       6.4%
Exchange Traded Funds...................       4.6%
Retail..................................       4.6%
Commercial Services.....................       4.3%
Aerospace/Defense.......................       4.2%
Computer Software.......................       4.0%
Consumer Goods & Services...............       3.9%
Construction............................       3.1%
Railroads...............................       2.1%
Utilities...............................       2.0%
Chemicals...............................       1.2%
Telecommunications......................       1.0%
Beverages...............................       0.8%
Analytical Instruments..................       0.8%
Investment Companies....................       0.7%
Computers...............................       0.7%
Other Assets/Liabilities................       0.1%
                                             ------
      TOTAL.............................     100.0%
                                             ======

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE MID CAP EQUITY FUND
Schedule of Portfolio Investments
November 30, 2005
(Unaudited)

 SHARES          SECURITY DESCRIPTION           VALUE
 ------          --------------------           -----
COMMON STOCKS -- 88.9%
AUTOMOTIVE -- 1.8%
   15,000   Advance Auto Parts(c)..........  $    635,100
   10,000   Borg Warner Automotive,
              Inc. ........................       600,000
   22,000   O'Reilly Automotive, Inc.(c)...       669,680
                                             ------------
                                                1,904,780
                                             ------------
BUSINESS EQUIPMENT & SERVICES -- 2.3%
   14,000   DST Systems, Inc.(c)...........       832,580
   16,000   Fair Issac & Company, Inc. ....       733,120
   14,000   Omnicare Inc. .................       797,300
                                             ------------
                                                2,363,000
                                             ------------
CAPITAL GOODS -- 6.5%
   14,000   Fastenal Company...............       555,800
    8,000   Granite Construction, Inc. ....       296,880
    7,000   Harman International
              Industries, Inc. ............       682,500
   12,000   HARSCO Corporation.............       797,400
   13,000   Martin Marietta Materials......       976,430
   38,000   Precision Castparts
              Corporation..................     1,937,620
   22,000   Weatherford International,
              Inc.(c)......................     1,529,220
                                             ------------
                                                6,775,850
                                             ------------
CHEMICALS -- 0.4%
   13,000   Airgas, Inc. ..................       404,300
                                             ------------
COMPUTER SOFTWARE -- 3.5%
   71,110   Activision, Inc.(c)............       946,474
   30,000   McAfee, Inc.(c)................       834,300
   24,000   SanDisk Corporation(c).........     1,225,440
   16,000   Sybase, Inc.(c)................       359,200
   11,000   Transaction Systems Architects,
              Inc.(c)......................       320,100
                                             ------------
                                                3,685,514
                                             ------------
CONSTRUCTION -- 0.8%
   14,000   Lennar Corporation.............       807,520
                                             ------------
CONSUMER GOODS & SERVICES -- 5.1%
   12,000   Church & Dwight, Inc. .........       398,640
   32,000   Coach, Inc.(c).................     1,101,760
   13,000   Dun & Bradstreet
              Corporation(c)...............       845,000
   21,000   Gtech Holdings Corporation.....       642,600
    9,000   Mohawk Industries, Inc.(c).....       791,820
   27,000   Republic Services, Inc. .......       967,950
      750   Washington Post Company........       552,750
                                             ------------
                                                5,300,520
                                             ------------

 SHARES          SECURITY DESCRIPTION           VALUE
 ------          --------------------           -----
COMMON STOCKS (CONTINUED)
ELECTRONICS -- 1.5%
   42,000   MEMC Electronic Materials,
              Inc.(c)......................  $    939,960
   18,000   Microchip Technology, Inc. ....       600,480
                                             ------------
                                                1,540,440
                                             ------------
ENERGY -- 18.2%
    7,000   Arch Coal, Inc. ...............       539,280
   21,000   ENSCO International, Inc. .....       994,560
   13,000   Grant Prideco, Inc.(c).........       499,070
   48,000   Murphy Oil Corporation.........     2,374,080
   20,000   Newfield Exploration
              Company(c)...................       925,200
   27,000   Noble Energy, Inc. ............     1,008,990
   30,000   ONEOK, Inc. ...................       822,900
   40,000   Patterson-UTI Energy, Inc. ....     1,249,600
   22,000   Peabody Energy Corporation.....     1,734,920
   25,000   Plains Exploration & Product
              Company(c)...................     1,060,000
   15,000   Pride International, Inc.(c)...       446,850
   24,000   Questar Corporation............     1,789,440
   36,000   Smith International, Inc. .....     1,360,440
   22,000   Valero Energy Corporation......     2,116,400
   52,000   XTO Energy, Inc. ..............     2,115,880
                                             ------------
                                               19,037,610
                                             ------------
FINANCIAL SERVICES -- 7.0%
   15,000   Commerce Bancorp, Inc. ........       505,350
   22,000   Eaton Vance Corporation........       604,560
   22,000   Fidelity National Financial,
              Inc. ........................       832,040
   17,000   First American Financial
              Corporation..................       799,850
   12,000   Jefferies Group, Inc. .........       528,120
   19,000   Legg Mason, Inc. ..............     2,330,350
   18,000   Leucadia National
              Corporation..................       852,840
    8,000   Mercantile Bankshares
              Corporation..................       475,280
   23,500   New York Community Bancorp.....       391,275
                                             ------------
                                                7,319,665
                                             ------------
FOOD -- 1.4%
   27,000   Dean Foods Company(c)..........     1,031,130
   13,000   Hormel Foods Corporation.......       426,400
                                             ------------
                                                1,457,530
                                             ------------
HEALTH CARE -- 11.8%
   15,000   Barr Pharmaceuticals,
              Inc.(c)......................       860,250
   13,000   Beckman Coulter, Inc. .........       723,970
   16,000   Community Health Systems,
              Inc.(c)......................       641,440
   12,000   Covance, Inc.(c)...............       570,480

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE MID CAP EQUITY FUND
Schedule of Portfolio Investments (continued)
November 30, 2005
(Unaudited)

 SHARES          SECURITY DESCRIPTION           VALUE
 ------          --------------------           -----
COMMON STOCKS (CONTINUED)
HEALTH CARE (CONTINUED)
   26,797   Coventry Health Care,
              Inc.(c)......................  $  1,596,297
   15,000   Dentsply International.........       834,450
   17,000   Health Net, Inc.(c)............       867,510
    4,000   Invitrogen Corporation(c)......       266,600
   24,000   Ivax Corporation(c)............       719,040
   11,000   LifePoint Hospitals, Inc.(c)...       418,550
   14,000   Lincare Holdings, Inc.(c)......       601,020
   16,000   PacifiCare Health Systems,
              Inc.(c)......................     1,376,640
   24,000   Patterson Companies, Inc.(c)...       838,560
   17,000   Sepracor, Inc.(c)..............       934,660
   11,000   Triad Hospitals, Inc.(c).......       469,260
   12,000   Varian Medical Systems,
              Inc.(c)......................       609,840
                                             ------------
                                               12,328,567
                                             ------------
INSURANCE -- 5.0%
    8,000   Everest Re Group Limited.......       840,960
    3,850   Fidelity National Title Group,
              Class A......................        87,780
   18,000   HCC Insurance Holdings,
              Inc. ........................       549,900
   25,000   Ohio Casualty Corporation......       740,000
   15,000   Old Republic International
              Corporation..................       399,000
    6,000   StanCorp Financial Group,
              Inc. ........................       618,240
   42,000   W.R. Berkley Corporation.......     1,958,040
                                             ------------
                                                5,193,920
                                             ------------
OFFICE EQUIPMENT & SERVICES -- 0.5%
   10,000   HNI Corporation................       502,900
                                             ------------
RAW MATERIALS -- 0.5%
   21,000   Lyondell Petrochemical.........       534,030
                                             ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.0%
   22,000   Developers Diversified Realty
              Corporation..................       996,600
                                             ------------
RETAIL -- 6.8%
    8,000   Abercrombie & Fitch Company....       490,560
   14,000   Barnes & Noble, Inc.(c)........       564,760
   50,000   Chico's FAS, Inc.(c)...........     2,205,500
   30,000   Urban Outfitters(c)............       925,800
   13,000   Whole Foods Market, Inc. ......     1,914,640
   22,000   Williams Sonoma, Inc.(c).......       954,580
                                             ------------
                                                7,055,840
                                             ------------

 SHARES          SECURITY DESCRIPTION           VALUE
 ------          --------------------           -----
COMMON STOCKS (CONTINUED)
SHELTER -- 3.5%
   38,000   D. R. Horton, Inc. ............  $  1,346,720
   15,000   Rayonier, Inc. ................       596,100
   10,000   Ryland Group, Inc. ............       715,400
   30,000   Toll Brothers, Inc.(c).........     1,032,000
                                             ------------
                                                3,690,220
                                             ------------
TECHNOLOGY -- 3.5%
   16,000   AMETEK, Inc. ..................       681,760
   43,000   Cadence Design Systems,
              Inc.(c)......................       737,020
   32,000   Cognizant Technology Solutions
              Corporation(c)...............     1,554,880
   17,000   Lam Research Corporation(c)....       638,180
                                             ------------
                                                3,611,840
                                             ------------
TELECOMMUNICATIONS -- 0.8%
   19,000   Harris Corporation.............       847,020
                                             ------------
TRANSPORTATION -- 1.0%
   14,000   Expeditors International of
              Washington, Inc. ............       994,140
                                             ------------
TRANSPORTATION & SHIPPING -- 1.2%
   32,000   C.H. Robinson Worldwide,
              Inc. ........................     1,294,400
                                             ------------
UTILITIES -- 4.3%
   38,000   DPL, Inc. .....................       970,900
   19,000   Equitable Resources, Inc. .....       710,410
   22,000   Pepco Holdings, Inc. ..........       476,740
   19,000   Pioneer Natural Resources
              Company......................       967,670
   11,000   SCANA Corporation..............       435,820
   25,000   Wisconsin Energy Corporation...       948,750
                                             ------------
                                                4,510,290
                                             ------------
WHOLESALE DISTRIBUTION -- 0.5%
    8,000   CDW Corporation................       469,200
                                             ------------
      TOTAL COMMON STOCKS               ...    92,625,696
                                             ------------
DEPOSITARY RECEIPTS -- 4.4%
   34,000   S&P MidCap 400 Depositary
              Receipt......................     4,560,420
                                             ------------

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE MID CAP EQUITY FUND
Schedule of Portfolio Investments (continued)
November 30, 2005
(Unaudited)

 SHARES          SECURITY DESCRIPTION           VALUE
 ------          --------------------           -----
      TOTAL DEPOSITARY RECEIPTS         ...  $  4,560,420
                                             ------------
INVESTMENT COMPANIES -- 6.6%
6,900,583   Performance Money Market Fund,
              Institutional Class(b).......     6,900,583
                                             ------------
      TOTAL INVESTMENT COMPANIES        ...     6,900,583
                                             ------------
      TOTAL (Cost $75,568,229)(a)       ...  $104,086,699
                                             ============

---------------

Percentages indicated are based on net assets.

(a) Cost for federal income tax and financial reporting purposes are the same and differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation.....................................  $29,188,858
          Unrealized depreciation.....................................     (670,388)
                                                                        -----------
          Net unrealized appreciation.................................  $28,518,470
                                                                        ===========

(b) Affiliated security.

(c) Non-income producing security.

           SECURITY ALLOCATION             PERCENTAGE OF
     FOR THE SCHEDULE OF INVESTMENTS        NET ASSETS
     -------------------------------       -------------
Energy...................................      18.2%
Health Care..............................      11.8%
Financial Services.......................       7.0%
Retail...................................       6.8%
Investment Companies.....................       6.6%
Capital Goods............................       6.5%
Consumer Goods & Services................       5.1%
Insurance................................       5.0%
Depositary Receipts......................       4.4%
Utilities................................       4.3%
Shelter..................................       3.5%
Computer Software........................       3.5%
Technology...............................       3.5%
Business Equipment & Services............       2.3%
Automotive...............................       1.8%

           SECURITY ALLOCATION             PERCENTAGE OF
     FOR THE SCHEDULE OF INVESTMENTS        NET ASSETS
     -------------------------------       -------------
Electronics..............................       1.5%
Food.....................................       1.4%
Transportation & Shipping................       1.2%
Real Estate Investment Trusts............       1.0%
Transportation...........................       1.0%
Telecommunications.......................       0.8%
Construction.............................       0.8%
Raw Materials............................       0.5%
Office Equipment & Services..............       0.5%
Wholesale Distribution...................       0.5%
Chemicals................................       0.4%
Other Assets/Liabilities.................       0.1%
                                              ------
      TOTAL..............................     100.0%
                                              ======

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE LEADERS EQUITY FUND
Schedule of Portfolio Investments
November 30, 2005
(Unaudited)

 SHARES          SECURITY DESCRIPTION            VALUE
 ------          --------------------            -----
COMMON STOCKS -- 98.2%
AEROSPACE/DEFENSE -- 1.8%
  13,000   Boeing Company...................  $   886,470
                                              -----------
AUTOMOTIVE -- 1.8%
  10,000   Cummins, Inc. ...................      890,000
                                              -----------
BEVERAGES -- 2.1%
  15,000   Brown-Forman Corporation.........    1,031,400
                                              -----------
CAPITAL GOODS -- 4.4%
  22,000   Precision Castparts
             Corporation....................    1,121,780
  22,000   Scotts Miracle-Gro Company.......    1,032,240
                                              -----------
                                                2,154,020
                                              -----------
COMMERCIAL SERVICES -- 8.6%
  22,000   AutoDesk, Inc. ..................      917,840
  30,000   C.H. Robinson Worldwide, Inc. ...    1,213,500
  25,000   Monster Worldwide, Inc.(c).......      972,500
   8,000   Phelps Dodge Corporation.........    1,085,360
                                              -----------
                                                4,189,200
                                              -----------
COMPUTER SOFTWARE -- 8.6%
  18,000   Apple Computer, Inc.(c)..........    1,220,760
  33,000   Hewlett-Packard Company..........      979,110
  30,000   NVIDIA Corporation(c)............    1,085,100
  31,000   Transaction Systems Architects,
             Inc.(c)........................      902,100
                                              -----------
                                                4,187,070
                                              -----------
CONSUMER GOODS & SERVICES -- 3.9%
  28,000   Coach, Inc.(c)...................      964,040
  11,000   Corporate Executive Board
             Company........................      951,610
                                              -----------
                                                1,915,650
                                              -----------
DIVERSIFIED -- 2.0%
  24,000   Thomas & Betts Corporation(c)....      960,960
                                              -----------
ENERGY -- 10.5%
  16,000   Baker Hughes, Inc. ..............      917,600
  24,000   Black Hills Corporation..........      877,200
  16,000   ConocoPhillips...................      968,160
  17,000   Peabody Energy Corporation.......    1,340,620
  10,000   TXU Corporation..................    1,026,300
                                              -----------
                                                5,129,880
                                              -----------

 SHARES          SECURITY DESCRIPTION            VALUE
 ------          --------------------            -----
COMMON STOCKS (CONTINUED)
FINANCIAL SERVICES -- 13.3%
  11,000   Franklin Resources, Inc. ........  $ 1,021,680
  10,000   Legg Mason, Inc. ................    1,226,500
   8,000   Lehman Brothers Holdings,
             Inc. ..........................    1,008,000
  18,000   Moody's Corporation..............    1,082,700
  20,000   Principal Financial Group........    1,013,400
  14,500   Prudential Financial, Inc. ......    1,122,300
                                              -----------
                                                6,474,580
                                              -----------
HEALTH CARE -- 15.5%
  21,000   Caremark Rx, Inc.(c).............    1,079,190
  19,500   Coventry Health Care, Inc.(c)....    1,161,615
  13,000   Express Scripts, Inc.(c).........    1,097,980
  20,000   Gilead Sciences, Inc. ...........    1,013,800
  23,000   Humana, Inc.(c)..................    1,054,090
  20,000   St. Jude Medical, Inc.(c)........      955,400
  19,000   UnitedHealth Group, Inc. ........    1,137,340
                                              -----------
                                                7,499,415
                                              -----------
INSURANCE -- 6.0%
   8,000   CIGNA Corporation................      900,160
  19,000   MetLife, Inc. ...................      977,360
  34,500   Ohio Casualty Corporation........    1,021,200
                                              -----------
                                                2,898,720
                                              -----------
OIL/GAS -- 10.8%
  16,500   Burlington Resources, Inc. ......    1,192,125
  10,000   Kinder Morgan, Inc. .............      906,000
  14,000   Nabors Industries, Ltd.(c).......      980,140
  20,071   National-Oilwell Varco,
             Inc.(c)........................    1,216,704
  10,000   Schlumberger, Ltd. ..............      957,300
                                              -----------
                                                5,252,269
                                              -----------
RAILROADS -- 2.2%
  16,000   Burlington Northern Santa Fe
             Corporation....................    1,058,880
                                              -----------
RETAIL -- 2.5%
  28,000   Chico's FAS, Inc.(c).............    1,235,080
                                              -----------
TECHNOLOGY -- 1.8%
  20,000   AMETEK, Inc. ....................      852,200
                                              -----------
TELECOMMUNICATIONS -- 2.4%
  58,000   Corning, Inc.(c).................    1,174,500
                                              -----------
      TOTAL COMMON STOCKS                ...   47,790,294
                                              -----------

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE LEADERS EQUITY FUND
Schedule of Portfolio Investments (continued)
November 30, 2005
(Unaudited)

 SHARES          SECURITY DESCRIPTION            VALUE
 ------          --------------------            -----
INVESTMENT COMPANIES -- 1.6%
 770,898   Performance Money Market Fund,
             Institutional Class(b).........  $   770,898
                                              -----------
      TOTAL INVESTMENT COMPANIES         ...      770,898
                                              -----------
      TOTAL (Cost $40,043,065)(a)        ...  $48,561,192
                                              ===========

---------------

Percentages indicated are based on net assets.

(a) Cost for federal income tax and financial purposes are the same and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.....................................  $8,610,126
        Unrealized depreciation.....................................     (91,999)
                                                                      ----------
        Net unrealized appreciation.................................  $8,518,127
                                                                      ==========

(b) Affiliated security.

(c) Non-income producing security.

          SECURITY ALLOCATION             PERCENTAGE OF
    FOR THE SCHEDULE OF INVESTMENTS        NET ASSETS
    -------------------------------       -------------
Health Care.............................      15.5%
Financial Services......................      13.3%
Oil/Gas.................................      10.8%
Energy..................................      10.5%
Commercial Services.....................       8.6%
Computer Software.......................       8.6%
Insurance...............................       6.0%
Capital Goods...........................       4.4%
Consumer Goods & Services...............       3.9%
Retail..................................       2.5%
Telecommunications......................       2.4%
Railroads...............................       2.2%
Beverages...............................       2.1%
Diversified.............................       2.0%
Automotive..............................       1.8%
Aerospace/Defense.......................       1.8%
Technology..............................       1.8%
Investment Companies....................       1.6%
Other Assets/Liabilities................       0.2%
                                             ------
      TOTAL.............................     100.0%
                                             ======

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE STRATEGIC DIVIDEND FUND
Schedule of Portfolio Investments
November 30, 2005
(Unaudited)

 SHARES          SECURITY DESCRIPTION            VALUE
 ------          --------------------            -----
COMMON STOCKS -- 95.7%:
BUSINESS EQUIPMENT & SERVICES -- 1.7%:
  10,800   Pitney Bowes, Inc. .............   $   449,928
                                              -----------
CAPITAL GOODS -- 0.9%:
  11,700   Nam Tai Electronics, Inc. ......       255,528
                                              -----------
CHEMICALS -- 3.7%:
  11,000   Dow Chemical Company............       497,750
  11,800   Du Pont (E.I.) De Nemours.......       504,450
                                              -----------
                                                1,002,200
                                              -----------
CONSUMER GOODS & SERVICES -- 4.2%:
   6,300   3M Company......................       494,424
   8,900   Altria Group, Inc. .............       647,831
                                              -----------
                                                1,142,255
                                              -----------
CONSUMER NON-DURABLE -- 0.1%:
     900   ConAgra, Inc. ..................        19,350
                                              -----------
DIVERSIFIED -- 3.8%:
  17,700   Alcoa, Inc. ....................       485,157
  15,100   General Electric Company........       539,372
                                              -----------
                                                1,024,529
                                              -----------
ENERGY -- 19.5%:
   8,700   BP Amoco PLC -- ADR.............       572,808
  15,800   Chesapeake Energy Corporation...       457,410
   9,700   ChevronTexaco Corporation.......       555,907
   6,400   Diamond Offshore Drilling,
             Inc. .........................       400,320
   1,600   Eni SpA -- ADR..................       216,976
  21,000   Enterprise Products Partners,
             LP............................       525,630
  10,000   GlobalSantaFe Corporation.......       453,600
   5,882   Kerr-Mcgee Corporation..........       508,499
  11,300   Kinder Morgan Energy Partners,
             LP............................       563,192
   9,300   Penn Virginia Resource Partners,
             LP............................       512,430
   5,200   Valero Energy Corporation.......       500,240
                                              -----------
                                                5,267,012
                                              -----------
FINANCIAL SERVICES -- 17.9%:
  11,500   Bank of America Corporation.....       527,735
  11,100   Citigroup, Inc. ................       538,905
   8,900   Comerica, Inc. .................       513,263
  19,800   Firstmerit Corporation..........       527,868
  14,500   J.P. Morgan Chase & Company.....       554,625
  15,900   KeyCorp.........................       527,244
  18,300   People's Bank...................       569,495

 SHARES          SECURITY DESCRIPTION            VALUE
 ------          --------------------            -----
COMMON STOCKS (CONTINUED)
FINANCIAL SERVICES (CONTINUED)
  18,000   U.S. Bancorp New................   $   545,040
  12,900   Washington Mutual, Inc. ........       531,351
                                              -----------
                                                4,835,526
                                              -----------
HEALTH CARE -- 6.7%:
  11,600   Abbott Laboratories.............       437,436
  21,600   Bristol-Myers Squibb Company....       466,344
   8,000   Johnson & Johnson...............       494,000
  19,100   Pfizer, Inc. ...................       404,920
                                              -----------
                                                1,802,700
                                              -----------
INSURANCE -- 2.0%:
   9,600   Allstate Corporation............       538,560
                                              -----------
PAPER PRODUCTS -- 2.4%:
  15,200   Temple-Inland, Inc. ............       636,424
                                              -----------
RAW MATERIALS -- 1.8%:
  19,500   Lyondell Petrochemical..........       495,885
                                              -----------
REAL ESTATE INVESTMENT TRUSTS -- 12.6%:
  11,800   AMB Property Corporation........       551,768
   8,200   Boston Properties, Inc. ........       616,722
  17,600   Equity Office Properties
             Trust.........................       548,768
  17,800   Health Care Property Investors,
             Inc. .........................       467,606
  14,300   Plum Creek Timber Company,
             Inc. .........................       557,128
   9,400   Public Storage, Inc. ...........       663,640
                                              -----------
                                                3,405,632
                                              -----------
TELECOMMUNICATIONS -- 3.5%:
  20,500   AT&T, Inc. .....................       510,655
  13,200   Verizon Communications..........       422,136
                                              -----------
                                                  932,791
                                              -----------
TRANSPORTATION -- 1.1%:
   6,800   Frontline, Ltd. ................       281,248
     440   Ship Finance International,
             Ltd. .........................         8,052
                                              -----------
                                                  289,300
                                              -----------
UTILITIES -- 13.8%:
   7,400   Dominion Resources, Inc. .......       562,030
  20,100   Duke Energy Corporation.........       539,886
  17,200   Great Plains Energy, Inc. ......       499,832
  23,300   Nisource, Inc. .................       501,649
  19,900   Oklahoma Gas & Electric
             Company.......................       532,524

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE STRATEGIC DIVIDEND FUND
Schedule of Portfolio Investments (continued)
November 30, 2005
(Unaudited)

 SHARES          SECURITY DESCRIPTION            VALUE
 ------          --------------------            -----
COMMON STOCKS (CONTINUED)
UTILITIES (CONTINUED)
  12,100   Progress Energy, Inc. ..........   $   541,838
  15,900   Southern Company................       551,889
                                              -----------
                                                3,729,648
                                              -----------
      TOTAL COMMON STOCKS..................    25,827,268
                                              -----------
EXCHANGE TRADED FUNDS -- 0.4%:
   1,930   iShares Trust DJ Select
             Dividend......................       119,853
                                              -----------
      TOTAL EXCHANGE TRADED FUND        ...       119,853
                                              -----------

 SHARES          SECURITY DESCRIPTION            VALUE
 ------          --------------------            -----
INVESTMENT COMPANIES -- (5.6%)
  41,700   John Hancock Bank and Thrift
             Opportunity Fund..............   $   407,826
 576,815   Performance Money Market Fund,
             Institutional Class(b)........       576,815
  31,300   Pimco Corporate Opportunity
             Fund..........................       538,360
                                              -----------
      TOTAL INVESTMENT COMPANIES        ...     1,523,001
                                              -----------
      TOTAL (Cost $26,766,428)(a)..........   $27,470,122
                                              ===========

---------------

Percentages indicated are based on net assets.

(a) Represents cost for federal income tax and financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $4,984. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.....................................  $1,500,451
        Unrealized depreciation.....................................    (801,741)
                                                                      ----------
        Net unrealized appreciation.................................  $  698,710
                                                                      ==========

(b) Affiliated security, represents 2.10% of the Fund.

ADR -- American Depositary Receipt

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE STRATEGIC DIVIDEND FUND
Schedule of Portfolio Investments (continued)
November 30, 2005
(Unaudited)

SECURITY ALLOCATION                        PERCENTAGE OF
FOR THE SCHEDULE OF INVESTMENTS             NET ASSETS
-------------------------------            -------------
Energy...................................       19.5%
Financial Services.......................       17.9%
Utilities................................       13.8%
Real Estate Investment Trusts............       12.6%
Health Care..............................        6.7%
Investment Companies.....................        5.6%
Consumer Goods & Services................        4.2%
Diversified..............................        3.8%
Chemicals................................        3.7%
Telecommunications.......................        3.5%
Paper Products...........................        2.4%
Insurance................................        2.0%
Raw Materials............................        1.8%
Business Equipment & Services............        1.7%
Transportation...........................        1.1%
Capital Goods............................        0.9%
Exchange Traded Funds....................        0.4%
Consumer Non-Durable.....................        0.1%
Other Assets/Liabilities.................       (1.7)%
                                               -----
      TOTAL..............................      100.0%
                                               =====

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE PERFORMANCE ADVISOR GROWTH PORTFOLIO
Schedule of Portfolio Investments
November 30, 2005
(Unaudited)

SHARES           SECURITY DESCRIPTION            VALUE
------           --------------------            -----
INVESTMENT COMPANIES -- 103.6%
    134   Performance Intermediate Term
            Income Fund, Institutional
            Class(b)........................  $     1,360
161,215   Performance Large Cap Equity Fund,
            Institutional Class(b)..........    2,598,780
175,027   Performance Leaders Equity Fund,
            Institutional Class(b)(c).......    1,606,750
180,391   Performance Mid Cap Equity Fund,
            Institutional Class(b)..........    3,144,222
 55,056   Performance Money Market Fund,
            Institutional Class(b)..........       55,056

SHARES           SECURITY DESCRIPTION            VALUE
------           --------------------            -----
INVESTMENT COMPANIES (CONTINUED)
229,955   Performance Short Term Government
            Income Fund, Institutional
            Class(b)........................  $ 2,232,867
 47,912   Performance Strategic Dividend
            Fund, Institutional Class(b)....      499,721
                                              -----------
      TOTAL INVESTMENT COMPANIES         ...   10,138,756
                                              -----------
      TOTAL (Cost $9,050,371)(a)         ...  $10,138,756
                                              ===========

---------------

Percentages indicated are based on net assets.

(a) Represents cost for federal income tax and financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $8,966. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation.....................................  $1,125,807
        Unrealized depreciation.....................................     (46,388)
                                                                      ----------
        Net unrealized appreciation.................................  $1,079,419
                                                                      ==========

(b) Affiliated security.

(c) Non-income producing security.

          SECURITY ALLOCATION             PERCENTAGE OF
    FOR THE SCHEDULE OF INVESTMENTS        NET ASSETS
    -------------------------------       -------------
Performance Mid Cap Equity Fund.........       32.1%
Performance Large Cap Equity Fund.......       26.6%
Performance Short Term Income Fund......       22.8%
Performance Leaders Equity Fund.........       16.4%
Performance Strategic Dividend Fund.....        5.1%
Performance Money Market Fund...........        0.6%
Performance Intermediate Term Income
  Fund..................................        0.0%*
Other Assets/Liabilities................       (3.6)%
                                             ------
      TOTAL.............................      100.0%
                                             ======

* Rounds to less than 0.1%

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE PERFORMANCE ADVISOR MODERATE PORTFOLIO
Schedule of Portfolio Investments
November 30, 2005
(Unaudited)

SHARES           SECURITY DESCRIPTION            VALUE
------           --------------------            -----
INVESTMENT COMPANIES -- 102.5%
130,271   Performance Intermediate Term
            Income Fund, Institutional
            Class(b)........................  $ 1,320,943
125,431   Performance Large Cap Equity Fund,
            Institutional Class(b)..........    2,021,952
153,241   Performance Leaders Equity Fund,
            Institutional Class(b)(c).......    1,406,754
194,935   Performance Mid Cap Equity Fund,
            Institutional Class(b)..........    3,397,712

SHARES           SECURITY DESCRIPTION            VALUE
------           --------------------            -----
INVESTMENT COMPANIES (CONTINUED)
150,258   Performance Money Market Fund,
            Institutional Class(b)..........  $   150,258
382,840   Performance Short Term Government
            Income Fund, Institutional
            Class(b)........................    3,717,375
124,571   Performance Strategic Dividend
            Fund, Institutional Class(b)....    1,299,274
                                              -----------
      TOTAL INVESTMENT COMPANIES         ...   13,314,268
                                              -----------
      TOTAL (Cost $12,425,670)(a)        ...  $13,314,268
                                              ===========

---------------

Percentages indicated are based on net assets.
(a) Represents cost for federal income tax and financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $6,997. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.....................................  $1,009,369
      Unrealized depreciation.....................................     127,768)
                                                                    ----------
      Net unrealized appreciation.................................  $  881,601
                                                                    ==========

(b) Affiliated security.
(c) Non-income producing security.

          SECURITY ALLOCATION             PERCENTAGE OF
    FOR THE SCHEDULE OF INVESTMENTS        NET ASSETS
    -------------------------------       -------------
Performance Short Term Income Fund......       28.6%
Performance Mid Cap Equity Fund.........       26.1%
Performance Large Cap Equity Fund.......       15.6%
Performance Leaders Equity Fund.........       10.8%
Performance Intermediate Term Income
  Fund..................................       10.2%
Performance Strategic Dividend Fund.....       10.0%
Performance Money Market Fund...........        1.2%
Other Assets/Liabilities................       (2.5)%
                                             ------
      TOTAL.............................      100.0%
                                             ======

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE PERFORMANCE ADVISOR CONSERVATIVE PORTFOLIO
Schedule of Portfolio Investments
November 30, 2005
(Unaudited)

SHARES           SECURITY DESCRIPTION            VALUE
------           --------------------            -----
INVESTMENT COMPANIES -- 103.7%
128,127   Performance Intermediate Term
            Income Fund, Institutional
            Class(b).........................  $1,299,212
114,845   Performance Large Cap Equity Fund,
            Institutional Class(b)...........   1,851,301
 52,181   Performance Mid Cap Equity Fund,
            Institutional Class(b)...........     909,521
590,991   Performance Money Market Fund,
            Institutional Class(b)...........     590,991

SHARES           SECURITY DESCRIPTION            VALUE
------           --------------------            -----
INVESTMENT COMPANIES (CONTINUED)
363,714   Performance Short Term Government
            Income Fund, Institutional
            Class(b).........................  $3,531,668
 76,659   Performance Strategic Dividend
            Fund, Institutional Class(b).....     799,553
                                               ----------
      TOTAL INVESTMENT COMPANIES          ...   8,982,246
                                               ----------
      TOTAL (Cost $8,834,109)(a)          ...  $8,982,246
                                               ==========

---------------

Percentages indicated are based on net assets.

(a) Represents cost for federal income tax and financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $2,607. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

          Unrealized appreciation.....................................  $ 282,925
          Unrealized depreciation.....................................   (137,395)
                                                                        ---------
          Net unrealized appreciation.................................  $ 145,530
                                                                        =========

(b) Affiliated security.

SECURITY ALLOCATION                       PERCENTAGE OF
FOR THE SCHEDULE OF INVESTMENTS            NET ASSETS
-------------------------------           -------------
Performance Short Term Income Fund......       40.8%
Performance Large Cap Equity Fund.......       21.4%
Performance Intermediate Term Income
  Fund..................................       15.0%
Performance Mid Cap Equity Fund.........       10.5%
Performance Strategic Dividend Fund.....        9.2%
Performance Money Market Fund...........        6.8%
Other Assets/Liabilities................       (3.7)%
                                             ------
      TOTAL.............................      100.0%
                                             ======

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Statements of Assets and Liabilities
November 30, 2005
(Unaudited)

                                                                             THE SHORT TERM
                                                               THE MONEY       GOVERNMENT     THE INTERMEDIATE
                                                              MARKET FUND     INCOME FUND     TERM INCOME FUND
                                                              ------------   --------------   ----------------
ASSETS:
Investments in unaffiliated securities, at value............  $534,962,798    $ 95,909,822      $59,360,647
Investments in affiliated securities, at value..............            --       2,632,488          824,796
                                                              ------------    ------------      -----------
Total investments...........................................   534,962,798      98,542,310       60,185,443
                                                              ------------    ------------      -----------
Interest and dividends receivable...........................       957,832         828,146          570,980
Receivable for capital shares issued........................            --              85              622
Receivable for investments sold.............................            --              --               --
Prepaid expenses............................................        34,116           5,439            6,206
                                                              ------------    ------------      -----------
TOTAL ASSETS................................................   535,954,746      99,375,980       60,763,251
                                                              ------------    ------------      -----------
LIABILITIES:
Payable to custodian........................................            --              --          264,117
Dividends payable...........................................     1,419,195          96,409          151,668
Payable for investments purchased...........................     5,017,049              --               --
Payable for capital shares redeemed.........................            --          71,945           16,475
Accrued expenses and other liabilities:
  Advisory..................................................       114,569          32,326           22,881
  Administration............................................         6,888           1,523              794
  Service Organization......................................            --           5,306            3,295
  Distribution..............................................         7,395           1,394            1,719
  Custodian.................................................        17,626           3,233            1,990
  Other.....................................................        97,430          18,367           14,519
                                                              ------------    ------------      -----------
TOTAL LIABILITIES...........................................     6,680,152         230,503          477,458
                                                              ------------    ------------      -----------
NET ASSETS..................................................  $529,274,594    $ 99,145,477      $60,285,793
                                                              ============    ============      ===========
COMPOSITION OF NET ASSETS:
Capital.....................................................  $529,279,295    $102,373,526      $62,148,502
Undistributed/(distributions in excess of) net investment
  income....................................................           660        (134,727)           1,064
Accumulated net realized gains/(losses) from investment
  transactions..............................................        (5,361)     (1,501,119)      (2,909,081)
Net unrealized appreciation/(depreciation) from investment
  transactions..............................................            --      (1,592,203)       1,045,308
                                                              ------------    ------------      -----------
NET ASSETS..................................................  $529,274,594    $ 99,145,477      $60,285,793
                                                              ============    ============      ===========
INSTITUTIONAL CLASS SHARES:
Net Assets..................................................  $493,594,780    $ 92,443,002      $52,959,031
Shares Outstanding..........................................   493,588,271       9,520,776        5,220,668
Net Asset Value, Offering Price and Redemption Price per
  share.....................................................  $       1.00    $       9.71      $     10.14
                                                              ============    ============      ===========
CLASS A SHARES:
Net Assets..................................................  $ 35,549,591    $  6,702,475      $ 7,013,286
Shares Outstanding..........................................    35,551,069         690,606          691,846
Net Asset Value and Redemption Price per share..............  $       1.00    $       9.71      $     10.14
                                                              ============    ============      ===========
Maximum sales charge........................................           N/A            3.00%            5.25%
                                                              ============    ============      ===========
Maximum Offering Price per share (Net Asset
  Value/(100%-maximum sales charge).........................  $       1.00    $      10.01      $     10.70
                                                              ============    ============      ===========
CLASS B SHARES:
Net Assets..................................................  $    130,223                      $   313,476
Shares Outstanding..........................................       130,224                           30,935
Net Asset Value, Offering Price and Redemption Price per
  share*....................................................  $       1.00                      $     10.13
                                                              ============                      ===========
CLASS C SHARES:
Net Assets..................................................
Shares Outstanding..........................................
Net Asset Value, Offering Price and Redemption Price per
  share*....................................................
Investments, at cost........................................  $534,962,798    $100,134,513      $59,140,135
                                                              ============    ============      ===========

---------------

* Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

                                                                                                              THE PERFORMANCE
                                         THE LARGE CAP     THE MID CAP      THE LEADERS     THE STRATEGIC         ADVISOR
                                          EQUITY FUND      EQUITY FUND      EQUITY FUND     DIVIDEND FUND     GROWTH PORTFOLIO
                                         -------------     ------------     -----------     -------------     ----------------

                                          $88,249,033      $ 97,186,116     $47,790,294      $26,893,307        $        --
                                              660,913         6,900,583         770,898          576,815         10,138,756
                                          -----------      ------------     -----------      -----------        -----------
                                           88,909,946       104,086,699      48,561,192       27,470,122         10,138,756
                                          -----------      ------------     -----------      -----------        -----------
                                              175,501            75,418         106,430           92,914             10,238
                                               81,195            99,081             162               --                 --
                                                   --                --              --          496,100                200
                                               13,935            14,525          17,703            3,955                830
                                          -----------      ------------     -----------      -----------        -----------
                                           89,180,577       104,275,723      48,685,487       28,063,091         10,150,024
                                          -----------      ------------     -----------      -----------        -----------

                                                   --                --              --               --                 --
                                               15,481                --              --           52,340                 --
                                                   --                --              --          993,411                 --
                                               68,319            14,464             220               --            356,274

                                               44,065            63,713          29,905            2,813              1,637
                                                1,378             1,620             643              360                112
                                                3,374             4,358           2,738               --                 --
                                                7,656             6,472             862              270              4,708
                                                2,938             3,398           1,572              876                166
                                               22,001            17,811          12,597            6,959                844
                                          -----------      ------------     -----------      -----------        -----------
                                              165,212           111,836          48,537        1,057,029            363,741
                                          -----------      ------------     -----------      -----------        -----------
                                          $89,015,365      $104,163,887     $48,636,950      $27,006,062        $ 9,786,283
                                          ===========      ============     ===========      ===========        ===========

                                          $43,289,406      $ 61,817,925     $42,609,587      $26,400,726        $ 8,129,600
                                                    2           (18,033)        (59,050)          21,519             77,114
                                           19,134,471        13,845,525      (2,431,714)        (119,877)           491,184
                                           26,591,486        28,518,470       8,518,127          703,694          1,088,385
                                          -----------      ------------     -----------      -----------        -----------
                                          $89,015,365      $104,163,887     $48,636,950      $27,006,062        $ 9,786,283
                                          ===========      ============     ===========      ===========        ===========

                                          $59,151,574      $ 76,312,282     $45,855,605      $25,693,816
                                            3,670,199         4,378,117       4,993,126        2,461,715
                                          $     16.12      $      17.43     $      9.18      $     10.44
                                          ===========      ============     ===========      ===========

                                          $27,377,188      $ 26,472,179     $ 2,299,078      $ 1,312,246
                                            1,711,375         1,550,329         253,354          125,633
                                          $     16.00      $      17.08     $      9.07      $     10.45
                                          ===========      ============     ===========      ===========
                                                 5.25%             5.25%           5.25%            5.25%
                                          ===========      ============     ===========      ===========

                                          $     16.89      $      18.03     $      9.57      $     11.03
                                          ===========      ============     ===========      ===========

                                          $ 2,486,603      $  1,379,426     $   482,267
                                              162,190            86,838          55,340
                                          $     15.33      $      15.89     $      8.71
                                          ===========      ============     ===========

                                                                                                                $ 9,786,283
                                                                                                                    785,705
                                                                                                                $     12.46
                                                                                                                ===========
                                          $62,318,460      $ 75,568,229     $40,043,065      $26,768,545        $ 9,050,371
                                          ===========      ============     ===========      ===========        ===========

                                           THE PERFORMANCE          THE PERFORMANCE
                                               ADVISOR                  ADVISOR
                                          MODERATE PORTFOLIO     CONSERVATIVE PORTFOLIO
                                          ------------------     ----------------------

                                             $        --               $       --
                                              13,314,268                8,982,246
                                             -----------               ----------
                                              13,314,268                8,982,246
                                             -----------               ----------
                                                  22,410                   20,745
                                                      --                    5,241
                                                      --                       --
                                                     985                      721
                                             -----------               ----------
                                              13,337,663                9,008,953
                                             -----------               ----------

                                                      --                       --
                                                      --                      374
                                                      --                       --
                                                 337,550                  337,612

                                                   2,166                    1,445
                                                     147                       99
                                                      --                       --
                                                   8,835                    3,814
                                                     218                      145
                                                   1,177                    1,432
                                             -----------               ----------
                                                 350,093                  344,921
                                             -----------               ----------
                                             $12,987,570               $8,664,032
                                             ===========               ==========

                                             $11,487,096               $8,237,491
                                                   6,164                    4,449
                                                 605,712                  273,955
                                                 888,598                  148,137
                                             -----------               ----------
                                             $12,987,570               $8,664,032
                                             ===========               ==========

                                             $12,987,570               $8,664,032
                                               1,095,545                  811,305
                                             $     11.85               $    10.68
                                             ===========               ==========
                                             $12,425,670               $8,834,109
                                             ===========               ==========

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Statements of Operations
For the six months period ended November 30, 2005
(Unaudited)

                                                                            THE SHORT TERM
                                                               THE MONEY      GOVERNMENT     THE INTERMEDIATE
                                                              MARKET FUND    INCOME FUND     TERM INCOME FUND
                                                              -----------   --------------   ----------------
INVESTMENT INCOME:
Interest....................................................  $8,740,645      $1,591,802       $ 1,790,245
Dividend....................................................          --              --            11,472
Income from affiliates......................................          --          44,185                --
                                                              ----------      ----------       -----------
  TOTAL INVESTMENT INCOME...................................   8,740,645       1,635,987         1,801,717
                                                              ----------      ----------       -----------
EXPENSES:
Advisory....................................................     749,143         189,679           161,579
Administration..............................................     171,457          33,194            22,241
Service.....................................................          --              --                --
Distribution:
  Class A Shares............................................      51,223           9,960            10,491
  Class B Shares............................................         648              --             1,962
  Class C Shares............................................          --              --                --
Service Organization:
  Institutional Class Shares................................          --          30,636            21,195
  Class A Shares............................................          --              --                --
Accounting..................................................      21,468          20,641            25,382
Audit.......................................................      33,423           7,051             4,970
Custodian...................................................      99,886          18,968            12,927
Legal.......................................................      34,231           6,779             4,524
Registration and filing.....................................      16,591           3,495             4,587
Chief Compliance Officer....................................      26,672           4,936             3,444
Shareholder reports.........................................      26,679           5,186             3,536
Transfer agent..............................................      40,745          13,701            16,054
Trustee.....................................................      21,557           4,168             2,812
Other.......................................................      48,852          11,778            10,085
                                                              ----------      ----------       -----------
  Total expenses before fee reductions......................   1,342,575         360,172           305,789
  Advisory reductions.......................................    (116,258)             --           (15,135)
  Administration reductions.................................      (5,584)             --              (644)
  Distributor reductions....................................      (5,655)         (1,071)           (1,123)
  Custodian reductions......................................          --              --                --
                                                              ----------      ----------       -----------
  NET EXPENSES..............................................   1,215,078         359,101           288,887
                                                              ----------      ----------       -----------
NET INVESTMENT INCOME.......................................   7,525,567       1,276,886         1,512,830
                                                              ----------      ----------       -----------
NET REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS:
Net realized gains/(losses) from investment transactions....          --        (128,598)          183,126
Net realized gains/(losses) from investment transactions of
  affiliates................................................          --              --                --
Net change in unrealized appreciation/depreciation from
  investments...............................................          --        (831,518)       (2,060,531)
                                                              ----------      ----------       -----------
Net realized/unrealized gains/(losses) from investments.....          --        (960,116)       (1,877,405)
                                                              ----------      ----------       -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............  $7,525,567      $  316,770          (364,575)
                                                              ==========      ==========       ===========

---------------
(a) The Distributor made a one time reimbursement of Distribution fees during the period of $82,225, $80,981 and $78,001 to The Performance Advisor Growth Portfolio, The Performance Advisor Moderate Portfolio and The Performance Advisor Conservative Portfolio, respectively.

                       See notes to financial statements.

                                                                         THE PERFORMANCE       THE PERFORMANCE
     THE LARGE CAP     THE MID CAP     THE LEADERS     THE STRATEGIC         ADVISOR               ADVISOR
      EQUITY FUND      EQUITY FUND     EQUITY FUND     DIVIDEND FUND     GROWTH PORTFOLIO     MODERATE PORTFOLIO
     -------------     -----------     -----------     -------------     ----------------     ------------------

      $       223      $   27,080      $       --        $      --          $      --             $      --
          645,895         479,731         214,693          491,645                 --                    --
           34,204          76,747          18,337           60,519             53,604               117,946
      -----------      ----------      ----------        ---------          ---------             ---------
          680,322         583,558         233,030          552,164             53,604               117,946
      -----------      ----------      ----------        ---------          ---------             ---------
          272,518         374,197         229,504           90,917             12,610                16,821
           31,794          34,925          15,763            8,317              3,399                 4,537
               --              --              --               --                 --                    --
           38,839          35,380           3,079            1,831                 --                    --
           12,753           6,448           2,257               --                 --                    --
               --              --              --               --             50,441                67,284
           20,795          25,667          15,979               --                 --                    --
               --              --              --               --                 --                    --
           23,143          23,563          22,143           19,728             16,529                16,529
            7,164           7,752           3,425            1,509                730                   936
           18,168          19,957           9,180            4,849              2,018                 2,691
            6,479           7,109           4,251            1,718                729                   967
           11,944          11,380           8,468            5,903                709                   739
            4,792           5,217           2,389            1,234                526                   707
            5,038           5,434           3,162            1,314                549                   733
           41,100          27,128          15,946            8,252              8,248                 7,607
            3,971           4,342           1,960            1,018                430                   552
           12,479          12,927           7,483            4,892              3,195                 3,463
      -----------      ----------      ----------        ---------          ---------             ---------
          510,977         601,426         344,989          151,482            100,113               123,566
               --              --         (52,083)         (34,042)            (8,811)              (11,829)
               --              --            (480)            (268)              (877)               (1,172)
           (4,188)         (3,954)           (346)            (203)          (112,926)(a)          (107,604)(a)
               --              --              --               --             (1,009)               (1,346)
      -----------      ----------      ----------        ---------          ---------             ---------
          506,789         597,472         292,080          116,969            (23,510)                1,615
      -----------      ----------      ----------        ---------          ---------             ---------
          173,533         (13,914)        (59,050)         435,195             77,114               116,331
      -----------      ----------      ----------        ---------          ---------             ---------

        7,166,562       2,956,650         957,710         (211,648)                --                    --
               --              --              --               --            (25,089)               41,732
       (1,323,764)      5,697,571       4,728,013          566,224            589,702               469,843
      -----------      ----------      ----------        ---------          ---------             ---------
        5,842,798       8,654,221       5,685,723          354,576            564,613               511,575
      -----------      ----------      ----------        ---------          ---------             ---------
      $ 6,016,331      $8,640,307      $5,626,673        $ 789,771          $ 641,727             $ 627,906
      ===========      ==========      ==========        =========          =========             =========

         THE PERFORMANCE
             ADVISOR
      CONSERVATIVE PORTFOLIO
      ----------------------
<$in
<$de
            $      --
                   --
              109,170
            ---------
              109,170
            ---------
               11,103
                2,993
                   --
                   --
                   --
               44,410
                   --
                   --
               16,529
                  607
                1,776
                  639
                  634
                  466
                  515
                5,253
                  367
                3,107
            ---------
               88,399
               (7,757)
                 (773)
             (105,453)(a)
                 (888)
            ---------
              (26,472)
            ---------
              135,642
            ---------
<$in
<$de
                   --
                  120
              114,850
            ---------
              114,970
            ---------
            $ 250,612
            =========

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Statements of Changes in Net Assets

                                                                                               THE SHORT TERM
                                                              THE MONEY MARKET FUND        GOVERNMENT INCOME FUND
                                                           ---------------------------   --------------------------
                                                           FOR THE SIX                   FOR THE SIX
                                                           MONTHS ENDED     FOR THE      MONTHS ENDED     FOR THE
                                                           NOVEMBER 30,    YEAR ENDED    NOVEMBER 30,   YEAR ENDED
                                                               2005         MAY 31,          2005         MAY 31,
                                                           (UNAUDITED)        2005       (UNAUDITED)       2005
                                                           ------------   ------------   ------------   -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income..................................  $  7,525,567   $  8,022,522   $ 1,276,886    $ 2,124,988
  Net realized gains/(losses) from investment
    transactions.........................................            --         (4,795)     (128,598)      (174,207)
  Change in unrealized appreciation/depreciation from
    investments..........................................            --             --      (831,518)      (533,506)
                                                           ------------   ------------   -----------    -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS...........     7,525,567      8,017,727       316,770      1,417,275
                                                           ------------   ------------   -----------    -----------
DIVIDENDS:
  Net investment income:
    Institutional Class Shares...........................    (7,019,307)    (7,513,589)   (1,341,432)    (2,081,130)
    Class A Shares.......................................      (504,628)      (506,688)     (101,953)      (216,888)
    Class B Shares.......................................        (1,632)        (2,245)           --             --
    Class C Shares.......................................
  From net realized gains from investment transactions:
    Institutional Class Shares...........................            --             --            --             --
    Class A Shares.......................................            --             --            --             --
    Class B Shares.......................................            --             --            --             --
    Class C Shares.......................................            --             --            --             --
                                                           ------------   ------------   -----------    -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS..........    (7,525,567)    (8,022,522)   (1,443,385)    (2,298,018)
                                                           ------------   ------------   -----------    -----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...........    42,887,090      6,556,180    15,579,706     (4,509,736)
                                                           ------------   ------------   -----------    -----------
CHANGE IN NET ASSETS.....................................    42,887,090      6,551,385    14,453,091     (5,390,479)
NET ASSETS:
  Beginning of period....................................   486,387,504    479,836,119    84,692,386     90,082,865
                                                           ------------   ------------   -----------    -----------
  End of period..........................................  $529,274,594   $486,387,504   $99,145,477    $84,692,386
                                                           ============   ============   ===========    ===========
Undistributed (distributions in excess of) net investment
  income.................................................  $        660   $        660      (134,727)   $    31,772
                                                           ============   ============   ===========    ===========

---------------

a. Funds commenced operations on November 9, 2004

                       See notes to financial statements.

                  THE INTERMEDIATE TERM
                       INCOME FUND               THE LARGE CAP EQUITY FUND          THE MID CAP EQUITY FUND
                --------------------------     -----------------------------     -----------------------------
                FOR THE SIX                     FOR THE SIX                      FOR THE SIX
                MONTHS ENDED      FOR THE       MONTHS ENDED      FOR THE        MONTHS ENDED       FOR THE
                NOVEMBER 30,    YEAR ENDED      NOVEMBER 30,     YEAR ENDED      NOVEMBER 30,      YEAR ENDED
                    2005          MAY 31,           2005          MAY 31,            2005           MAY 31,
                (UNAUDITED)        2005         (UNAUDITED)         2005         (UNAUDITED)          2005
                ------------    -----------     ------------    ------------     ------------     ------------

                $  1,512,830    $ 3,592,109     $   173,533     $    902,754     $    (13,914)    $     97,645
                     183,126        239,420       7,166,562       14,267,114        2,956,650       16,900,405
                  (2,060,531)       109,403      (1,323,764)      (5,073,369)       5,697,571       (5,977,395)
                ------------    -----------     -----------     ------------     ------------     ------------
                    (364,575)     3,940,932       6,016,331       10,096,499        8,640,307       11,020,655
                ------------    -----------     -----------     ------------     ------------     ------------
                  (1,344,384)    (3,240,125)       (132,314)        (653,618)          (4,119)         (97,686)
                    (170,980)      (343,552         (40,965)        (226,909)             --           (29,014)
                      (7,438)       (17,584)           (250)         (13,399)             --              (768)
                          --             --              --               --               --               --
                          --             --              --       (8,620,018)              --       (7,784,578)
                          --             --              --       (3,596,939)              --       (2,598,831)
                          --             --              --         (380,796)                         (124,218)
                ------------    -----------     -----------     ------------     ------------     ------------
                  (1,522,802)    (3,601,261)       (173,529)     (13,491,679)          (4,119)     (10,635,095)
                ------------    -----------     -----------     ------------     ------------     ------------
                  (9,383,068)    (5,848,777)     (8,958,643)      (4,769,631)         632,063        5,838,433
                ------------    -----------     -----------     ------------     ------------     ------------
                 (11,270,445)    (5,509,106)     (3,115,841)      (8,164,811)       9,268,251        6,223,993
                  71,556,238     77,065,344      92,131,206      100,296,017       94,895,636       88,671,643
                ------------    -----------     -----------     ------------     ------------     ------------
                $ 60,285,793    $71,556,238     $89,015,365     $ 92,131,206     $104,163,887     $ 94,895,636
                ============    ===========     ===========     ============     ============     ============
                $      1,064       $ 11,036     $         2               (2)         (18,033)              --
                ============    ===========     ===========     ============     ============     ============

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Statements of Changes in Net Assets, Continued

                                                             THE LEADERS EQUITY FUND     THE STRATEGIC DIVIDEND FUND
                                                            --------------------------   ---------------------------
                                                            FOR THE SIX                  FOR THE SIX
                                                            MONTHS ENDED     FOR THE     MONTHS ENDED     FOR THE
                                                            NOVEMBER 30,   YEAR ENDED    NOVEMBER 30,   PERIOD ENDED
                                                                2005         MAY 31,         2005         MAY 31,
                                                            (UNAUDITED)       2005       (UNAUDITED)      2005(a)
                                                            ------------   -----------   ------------   ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income...................................  $   (59,050)   $  (182,194)  $   435,195    $   255,457
  Net realized gains/(losses) from investment
    transactions..........................................      957,710      3,773,689      (211,648)        73,393
  Net realized gains/(losses) from investment transactions
    of affiliates.........................................           --             --            --         18,378
  Net realized gain distributions from investment
    companies.............................................           --             --            --             --
  Change in unrealized appreciation/depreciation from
    investments...........................................    4,728,013       (760,105)      566,224        137,470
                                                            -----------    -----------   -----------    -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS............    5,626,673      2,831,390       789,771        484,698
                                                            -----------    -----------   -----------    -----------
DIVIDENDS:
  Net investment income:
    Institutional Class Shares............................           --             --      (383,822)      (248,593)
    Class A Shares........................................           --             --       (19,780)       (19,085)
    Class B Shares........................................           --             --            --             --
    Class C Shares........................................
  From net realized gains from investment transactions:
    Institutional Class Shares............................           --             --            --             --
    Class A Shares........................................           --             --            --             --
    Class B Shares........................................           --             --            --             --
    Class C Shares........................................
                                                            -----------    -----------   -----------    -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS...........           --             --      (403,602)      (267,678)
                                                            -----------    -----------   -----------    -----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS............      378,294      7,398,824     6,175,423     20,227,450
                                                            -----------    -----------   -----------    -----------
CHANGE IN NET ASSETS......................................    6,004,967     10,230,214     6,561,592     20,444,470
NET ASSETS:
  Beginning of period.....................................   42,631,983     32,401,769    20,444,470             --
                                                            -----------    -----------   -----------    -----------
  End of period...........................................  $48,636,950    $42,631,983   $27,006,062    $20,444,470
                                                            ===========    ===========   ===========    ===========
Undistributed (distributions in excess of) net investment
  income..................................................      (59,050)            --   $    21,519        (39,722)
                                                            ===========    ===========   ===========    ===========

---------------

(a) Funds commenced operations on November 9, 2004

                       See notes to financial statements.

                                 THE PERFORMANCE ADVISOR         THE PERFORMANCE ADVISOR          THE PERFORMANCE ADVISOR
                                    GROWTH PORTFOLIO                MODERATE PORTFOLIO            CONSERVATIVE PORTFOLIO
                               ---------------------------     ----------------------------     ---------------------------
                               FOR THE SIX                     FOR THE SIX                      FOR THE SIX
                               MONTHS ENDED      FOR THE       MONTHS ENDED       FOR THE       MONTHS ENDED      FOR THE
                               NOVEMBER 30,     YEAR ENDED     NOVEMBER 30,     YEAR ENDED      NOVEMBER 30,     YEAR ENDED
                                   2005          MAY 31,           2005           MAY 31,           2005          MAY 31,
                               (UNAUDITED)         2005        (UNAUDITED)         2005         (UNAUDITED)         2005
                               ------------     ----------     ------------     -----------     ------------     ----------

                                $   77,114      $  (22,178)    $   116,331      $    37,334      $  135,642      $   57,114
                                        --              --              --               --              --              --
                                   (25,089)         (6,142)         41,732           (7,678)            120          (7,142)
                                        --         524,949              --          571,658              --         281,991
                                   589,702          56,559         469,843           75,275         114,850         (43,995)
                                ----------      ----------     -----------      -----------      ----------      ----------
                                   641,727         553,188         627,906       676,589.00         250,612         287,968
                                ----------      ----------     -----------      -----------      ----------      ----------
                                        --              --              --               --              --              --
                                        --              --              --               --              --              --
                                        --              --              --               --              --              --
                                        --          (2,534)       (111,389)         (35,242)       (124,890)        (53,145)
                                        --              --              --               --              --              --
                                        --              --              --               --              --              --
                                        --              --              --               --              --              --
                                        --        (145,974)             --         (126,339)             --        (142,631)
                                ----------      ----------     -----------      -----------      ----------      ----------
                                        --        (148,508)       (111,389)        (161,581)       (124,890)       (195,776)
                                ----------      ----------     -----------      -----------      ----------      ----------
                                  (302,089)      2,362,347        (710,295)       5,136,372         (81,384)      2,829,470
                                ----------      ----------     -----------      -----------      ----------      ----------
                                   339,638       2,767,027        (193,778)       5,651,380          44,338       2,921,662
                                ----------      ----------     -----------      -----------      ----------      ----------
                                 9,446,645       6,679,618      13,181,348        7,529,968       8,619,694       5,698,032
                                ----------      ----------     -----------      -----------      ----------      ----------
                                $9,786,283      $9,446,645     $12,987,570      $13,181,348      $8,664,032      $8,619,694
                                ==========      ==========     ===========      ===========      ==========      ==========
                                $   77,114              --     $     6,164      $     1,222      $    4,449          (6,303)
                                ==========      ==========     ===========      ===========      ==========      ==========

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Statements of Changes in Net Assets, Continued

                                                                                       THE SHORT TERM GOVERNMENT
                                                         THE MONEY MARKET FUND                INCOME FUND
                                                    -------------------------------   ---------------------------
                                                     FOR THE SIX                      FOR THE SIX
                                                    MONTHS ENDED        FOR THE       MONTHS ENDED     FOR THE
                                                    NOVEMBER 30,      YEAR ENDED      NOVEMBER 30,    YEAR ENDED
                                                        2005            MAY 31,           2005         MAY 31,
                                                     (UNAUDITED)         2005         (UNAUDITED)        2005
                                                    -------------   ---------------   ------------   ------------
CAPITAL TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
  Proceeds from shares issued.....................  $ 632,028,262   $ 1,589,148,331   $21,946,920    $ 29,412,101
  Dividends reinvested............................         38,647            46,629       904,575       1,100,357
  Cost of shares redeemed.........................   (588,522,896)   (1,578,306,749)   (6,635,898)    (32,852,852)
                                                    -------------   ---------------   -----------    ------------
Institutional Class Shares capital transactions...     43,544,014        10,888,211    16,215,596      (2,340,394)
                                                    -------------   ---------------   -----------    ------------
CLASS A SHARES:
  Proceeds from shares issued.....................     17,753,706        45,133,196       270,035       1,624,822
  Dividends reinvested............................        565,468           443,515       110,437         210,442
  Cost of shares redeemed.........................    (18,976,560)      (49,866,132)   (1,016,362)     (4,004,606)
                                                    -------------   ---------------   -----------    ------------
Class A Shares capital transactions...............       (657,387)       (4,289,421)     (635,890)     (2,169,342)
                                                    -------------   ---------------   -----------    ------------
CLASS B SHARES:
  Proceeds from shares issued.....................           (242)           78,681
  Dividends reinvested............................          1,875             1,545
  Cost of shares redeemed.........................         (1,170)         (122,836)
                                                    -------------   ---------------
Class B Shares capital transactions...............            463           (42,610)
                                                    -------------   ---------------
CLASS C SHARES:
  Proceeds from shares issued.....................
  Dividends reinvested............................
  Cost of shares redeemed.........................
Change in Class C Shares..........................
                                                    -------------   ---------------   -----------    ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....  $  42,887,090   $     6,556,180   $15,579,706    $ (4,509,736)
                                                    =============   ===============   ===========    ============
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
  Issued..........................................    632,028,263   $ 1,589,148,331     2,243,155       2,984,846
  Reinvested......................................         38,647            46,629        92,612         111,345
  Redeemed........................................   (588,522,896)   (1,578,306,749)     (679,146)     (3,320,417)
                                                    -------------   ---------------   -----------    ------------
Change in Institutional Class Shares..............     43,544,014        10,888,211     1,656,621        (224,226)
                                                    -------------   ---------------   -----------    ------------
CLASS A SHARES:
  Issued..........................................     17,753,705        45,133,196        27,625         164,586
  Reinvested......................................        565,468           443,515        11,306          21,295
  Redeemed........................................    (18,976,560)      (49,866,132)     (104,038)       (405,776)
                                                    -------------   ---------------   -----------    ------------
Change in Class A Shares..........................       (657,387)       (4,289,421)      (65,107)       (219,895)
                                                    -------------   ---------------   -----------    ------------
CLASS B SHARES:
  Issued..........................................             --            78,681
  Reinvested......................................          1,875             1,545
  Redeemed........................................         (1,412)         (122,836)
                                                    -------------   ---------------
Change in Class B Shares..........................            463           (42,610)
                                                    -------------   ---------------
CLASS C SHARES:
  Issued..........................................
  Reinvested......................................
  Redeemed........................................
Change in Class C Shares
                                                    -------------   ---------------   -----------    ------------
CHANGE IN SHARES..................................     42,887,090   $     6,556,180     1,591,514        (444,121)
                                                    =============   ===============   ===========    ============

(a) The Strategic Dividend Fund commenced November 9, 2004.

                       See notes to financial statements.

                                         THE INTERMEDIATE TERM INCOME FUND       THE LARGE CAP EQUITY FUND
                                         ---------------------------------     -----------------------------
                                          FOR THE SIX                          FOR THE SIX
                                          MONTHS ENDED         FOR THE         MONTHS ENDED       FOR THE
                                          NOVEMBER 30,        YEAR ENDED       NOVEMBER 30,      YEAR ENDED
                                              2005             MAY 31,             2005           MAY 31,
                                          (UNAUDITED)            2005          (UNAUDITED)          2005
                                         --------------     --------------     ------------     ------------

                                          $  2,943,308       $ 19,973,106      $ 1,642,140      $  9,573,786
                                               584,724          1,345,674          130,518         5,453,052
                                           (12,280,552)       (27,145,898)      (8,631,899)      (19,471,714)
                                          ------------       ------------      -----------      ------------
                                            (8,752,520)        (5,827,118)      (6,859,241)       (4,444,876)
                                          ------------       ------------      -----------      ------------

                                               358,204          2,719,969          748,590         4,146,219
                                               195,803            333,162           56,690         3,790,807
                                            (1,073,910)        (2,914,928)      (2,643,105)       (7,932,989)
                                          ------------       ------------      -----------      ------------
                                              (519,903)           138,203       (1,837,825)            4,037
                                          ------------       ------------      -----------      ------------

                                                  (844)            66,952           66,557            20,830
                                                 5,200              8,129              245           378,088
                                              (115,001)          (234,943)        (328,379)         (727,710)
                                          ------------       ------------      -----------      ------------
                                              (110,645)          (159,862)        (261,577)         (328,792)
                                          ------------       ------------      -----------      ------------

                                          ------------       ------------      -----------      ------------
                                          $ (9,383,068)      $ (5,848,777)     $(8,958,643)     $ (4,769,631)
                                          ============       ============      ===========      ============

                                               285,860          1,905,729          104,733           621,624
                                                56,671            128,698            8,346           364,294
                                            (1,188,389)        (2,599,849)        (549,183)       (1,245,501)
                                          ------------       ------------      -----------      ------------
                                              (845,858)          (565,422)        (436,104)         (259,583)
                                          ------------       ------------      -----------      ------------

                                                34,774            260,092           47,851           270,759
                                                18,998             31,885            3,650           255,138
                                              (104,441)          (279,454)        (169,165)         (516,275)
                                          ------------       ------------      -----------      ------------
                                               (50,669)            12,523         (117,664)            9,622
                                          ------------       ------------      -----------      ------------

                                                   (81)             6,417            4,443             1,356
                                                   505                779               16            26,478
                                               (11,235)           (22,429)         (21,931)          (49,666)
                                          ------------       ------------      -----------      ------------
                                               (10,811)           (15,233)         (17,472)          (21,832)
                                          ------------       ------------      -----------      ------------

                                          ------------       ------------      -----------      ------------
                                              (907,338)          (568,132)        (571,240)         (271,793)
                                          ============       ============      ===========      ============

                                             THE MID CAP EQUITY FUND
                                          -----------------------------
                                          FOR THE SIX
                                          MONTHS ENDED       FOR THE
                                          NOVEMBER 30,      YEAR ENDED
                                              2005           MAY 31,
                                          (UNAUDITED)          2005
                                          ------------     ------------

                                          $ 5,428,816      $ 13,816,892
                                                2,454         3,658,724
                                           (5,858,913)      (13,311,057)
                                          -----------      ------------
                                             (427,643)        4,164,559
                                          -----------      ------------

                                            2,887,614         4,616,795
                                                   --         2,566,349
                                           (2,014,997)       (5,579,671)
                                          -----------      ------------
                                              872,617         1,603,473
                                          -----------      ------------

                                              218,704           226,620
                                                   --           123,079
                                              (31,615)         (279,298)
                                          -----------      ------------
                                              187,089            70,401
                                          -----------      ------------

                                          -----------      ------------
                                          $   632,063      $  5,838,433
                                          ===========      ============

                                              320,775           885,439
                                                  149           242,948
                                             (349,424)         (848,339)
                                          -----------      ------------
                                              (28,500)          280,048
                                          -----------      ------------

                                              173,823           299,013
                                                   --           173,677
                                             (120,728)         (360,010)
                                          -----------      ------------
                                               53,095           112,680
                                          -----------      ------------

                                               14,158            15,352
                                                   --             8,897
                                               (2,026)          (18,500)
                                          -----------      ------------
                                               12,132             5,749
                                          -----------      ------------

                                          -----------      ------------
                                               36,727           398,477
                                          ===========      ============

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Statements of Changes in Net Assets, Continued

                                                             THE LEADERS EQUITY FUND     THE STRATEGIC DIVIDEND FUND
                                                            --------------------------   ---------------------------
                                                            FOR THE SIX                  FOR THE SIX
                                                            MONTHS ENDED     FOR THE     MONTHS ENDED     FOR THE
                                                            NOVEMBER 30,   YEAR ENDED    NOVEMBER 30,   PERIOD ENDED
                                                                2005         MAY 31,         2005         MAY 31,
                                                            (UNAUDITED)       2005       (UNAUDITED)        2005
                                                            ------------   -----------   ------------   ------------
CAPITAL TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
  Proceeds from shares issued.............................  $ 3,048,746    $11,749,297   $ 8,178,782    $20,520,628
  Dividends reinvested....................................           --             --       171,471        107,863
  Cost of shares redeemed.................................   (2,726,444)    (5,349,187)   (2,235,597)    (1,609,552)
                                                            -----------    -----------   -----------    -----------
Institutional Class Shares capital transactions...........      322,302      6,400,110     6,114,656     19,018,939
                                                            -----------    -----------   -----------    -----------
CLASS A SHARES:
  Proceeds from shares issued.............................      279,001      1,271,883        57,885      1,211,599
  Dividends reinvested....................................           --             --        19,264         14,497
  Cost of shares redeemed.................................     (267,122)      (404,299)      (16,382)       (17,585)
                                                            -----------    -----------   -----------    -----------
Class A Shares capital transactions.......................       11,879        867,584        60,767      1,208,511
                                                            -----------    -----------   -----------    -----------
CLASS B SHARES:
  Proceeds from shares issued.............................       57,288        151,283
  Dividends reinvested....................................           --             --
  Cost of shares redeemed.................................      (13,175)       (20,153)
                                                            -----------    -----------
Class B Shares capital transactions.......................       44,113        131,130
                                                            -----------    -----------
CLASS C SHARES:
  Proceeds from shares issued.............................
  Dividends reinvested....................................
  Cost of shares redeemed.................................
Change in Class C Shares..................................
                                                            -----------    -----------   -----------    -----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS............  $   378,294    $ 7,398,824   $ 6,175,423    $20,227,450
                                                            ===========    ===========   ===========    ===========
SHARE TRANSACTIONS:
INSTITUTIONAL CLASS SHARES:
  Issued..................................................      350,529      1,491,749       779,390      2,026,261
  Reinvested..............................................           --             --        16,411         10,549
  Redeemed................................................     (319,235)      (675,445)     (213,001)      (157,895)
                                                            -----------    -----------   -----------    -----------
Change in Institutional Class Shares......................       31,294        816,304       582,800      1,878,915
                                                            -----------    -----------   -----------    -----------
CLASS A SHARES:
  Issued..................................................       32,434        164,640         5,432        120,209
  Reinvested..............................................           --             --         1,843          1,417
  Redeemed................................................      (30,829)       (52,072)       (1,553)        (1,715)
                                                            -----------    -----------   -----------    -----------
Change in Class A Shares..................................        1,605        112,568         5,722        119,911
                                                            -----------    -----------   -----------    -----------
CLASS B SHARES:
  Issued..................................................        6,975         19,512
  Reinvested..............................................           --             --
  Redeemed................................................       (1,556)        (2,628)
                                                            -----------    -----------
Change in Class B Shares..................................        5,419         16,884
                                                            -----------    -----------
CLASS C SHARES:
  Issued..................................................
  Reinvested..............................................
  Redeemed................................................
Change in Class C Shares
                                                            -----------    -----------   -----------    -----------
CHANGE IN SHARES..........................................       38,318        945,756       588,522      1,998,825
                                                            ===========    ===========   ===========    ===========

(a) The Strategic Dividend Fund commenced November 9, 2004.

                       See notes to financial statements.

                                 THE PERFORMANCE ADVISOR         THE PERFORMANCE ADVISOR         THE PERFORMANCE ADVISOR
                                    GROWTH PORTFOLIO               MODERATE PORTFOLIO            CONSERVATIVE PORTFOLIO
                               ---------------------------     ---------------------------     ---------------------------
                               FOR THE SIX                     FOR THE SIX                     FOR THE SIX
                               MONTHS ENDED      FOR THE       MONTHS ENDED      FOR THE       MONTHS ENDED      FOR THE
                               NOVEMBER 30,     YEAR ENDED     NOVEMBER 30,     YEAR ENDED     NOVEMBER 30,     YEAR ENDED
                                   2005          MAY 31,           2005          MAY 31,           2005          MAY 31,
                               (UNAUDITED)         2005        (UNAUDITED)         2005        (UNAUDITED)         2005
                               ------------     ----------     ------------     ----------     ------------     ----------

                               $   785,323      $2,482,504     $ 1,321,873      $5,286,705      $ 766,234       $2,729,246
                                        --         144,627         110,043         150,398        129,478          187,738
                                (1,087,412)       (264,784)     (2,142,211)       (300,731)      (977,096)         (87,514)
                               -----------      ----------     -----------      ----------      ---------       ----------
                                  (302,089)      2,362,347        (710,295)      5,136,372        (81,384)       2,829,470
                               -----------      ----------     -----------      ----------      ---------       ----------
                               $  (302,089)     $2,362,347     $  (710,295)     $5,136,372      $ (81,384)      $2,829,470
                               ===========      ==========     ===========      ==========      =========       ==========
                                    64,668         219,197         112,887         478,231         71,894          261,360
                                        --          12,650           9,373          13,390         12,145            18015
                                   (89,174)        (23,124)       (182,366)        (27,032)       (91,702)          (8,345)
                               -----------      ----------     -----------      ----------      ---------       ----------
                                   (24,506)        208,723         (60,106)        464,589         (7,663)         271,030
                               -----------      ----------     -----------      ----------      ---------       ----------
                                   (24,506)        208,723         (60,106)        464,589         (7,663)         271,030
                               ===========      ==========     ===========      ==========      =========       ==========

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Notes to Financial Statements
November 30, 2005
(Unaudited)

1. ORGANIZATION
Performance Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Delaware business trust on March 11, 1992 and currently consists of eleven separate portfolios: The Money Market Fund, The U.S. Treasury Money Market Fund, The Short Term Government Income Fund, The Intermediate Term Income Fund, The Large Cap Equity Fund, The Mid Cap Equity Fund, The Leaders Equity Fund, The Strategic Dividend Fund, The Performance Advisor Growth Portfolio, The Performance Advisor Moderate Portfolio, and The Performance Advisor Conservative Portfolio (individually a "Fund", collectively the "Funds"). The U.S. Treasury Money Market Fund has not yet commenced operations; accordingly, it is not covered by this report. Each Fund has three classes of shares, Institutional Class Shares, Class A Shares, and Class B Shares, except for The Short Term Government Income Fund and The Strategic Dividend Fund, which offer Institutional Class Shares and Class A Shares only, and the three Performance Advisor Funds, which offer Class C Shares only. Each class of shares in the Funds has identical rights and privileges except with respect to distribution fees paid by each respective class, voting matters affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Funds organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION:
Bonds and other fixed income securities (including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security.

The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities traded on NASDAQ are valued at the "Official Closing Price" as reported by NASDAQ. Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Investments in open-ended investment companies, including Fund of Funds, are valued at their respective net asset values as reported by such companies.

Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued)
November 30, 2005
(Unaudited)

disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters and armed conflicts.

REPURCHASE AGREEMENTS:
The Funds may purchase instruments from financial institutions, such as banks and broker-dealers that Trustmark Investment Advisers, Inc. ("Trustmark") deems to present minimal credit risk under guidelines adopted by the Board of Trustees, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller, under a repurchase agreement, is required to maintain the value of the collateral held pursuant to the agreement with a value equal to the repurchase price (including accrued interest). Default by the seller would, however, expose the relevant Funds to a possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. Risks may arise from the potential inability of counter parties to honor the terms of the repurchase agreements. Accordingly, the Funds could receive less than the carrying value upon the sale of the underlying collateral securities. Collateral subject to repurchase agreements are held by the Funds' custodian, another qualified custodian or in the Federal Reserve/Treasury book-entry system.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:
Changes in holdings of portfolio securities shall be reflected no later than in the first calculation of net asset value per share on the first business day following the trade date. However, for financial reporting purposes, security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Securities gains and losses are calculated on the identified cost basis.

EXPENSE ALLOCATION:
Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. Expenses specific to a class are charged to that class.

DIVIDENDS TO SHAREHOLDERS:
The Money Market Fund, The Short Term Government Income Fund and The Intermediate Term Income Fund declare net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed monthly in the case of The Large Cap Equity Fund, The Mid Cap Equity Fund, The Leaders Equity Fund, The Strategic Dividend Fund, The Performance Advisor Growth Portfolio, The Performance Advisor Moderate Portfolio, and The Performance Advisor Conservative Portfolio. Net realized gains for the Funds, if any, are distributed at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions). To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued)
November 30, 2005
(Unaudited)

3. RELATED PARTY TRANSACTIONS


ADVISOR AND CUSTODIAN:
Trustmark acts as Advisor to the Funds. Trustmark is entitled to receive a fee, accrued daily and paid monthly, based on average daily net assets of each Fund. The Strategic Dividend Fund is sub-advised by Orleans Capital Management, which receives a portion of the advisory fee. For the period ended November 30, 2005, the advisory fee rates were as follows:

                                                               ADVISORY FEE RATE
                                                               -----------------
The Money Market Fund.......................................         0.30%
The Short Term Government Income Fund.......................         0.40%
The Intermediate Term Income Fund...........................         0.50%
The Large Cap Equity Fund...................................         0.60%
The Mid Cap Equity Fund.....................................         0.75%
The Leaders Equity Fund.....................................         1.00%
The Strategic Dividend Fund.................................         0.75%*
The Performance Advisor Growth Portfolio....................         0.25%
The Performance Advisor Moderate Portfolio..................         0.25%
The Performance Advisor Conservative Portfolio..............         0.25%

---------------

* Prior to November 9, 2005, the advisory fee rate was 0.45%

Trustmark National Bank serves as Custodian of the Funds' cash and securities. For these services, Trustmark National Bank is entitled to a fee accrued daily and paid monthly, at an annual rate of 0.04% based on average daily net assets of each Fund.

ADMINISTRATION:
BISYS Fund Services Ohio, Inc. ("BISYS"), a subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Funds are affiliated, serves the Trust as administrator. Such officers and trustees are not paid any fees directly by the Funds for serving as officers and trustees of the Funds. In accordance with the terms of the Administration Agreement, BISYS is entitled to a fee, accrued daily and paid monthly as follows:

                                                                   RATE              RATE
FUND                                                          6/1/05-9/30/05   10/1/05-11/30/05
----                                                          --------------   ----------------
The Money Market Fund.......................................       0.08%             0.06%
The Short Term Government Income Fund.......................       0.08%             0.07%
The Intermediate Term Income Fund...........................       0.08%             0.06%
The Large Cap Equity Fund...................................       0.08%             0.07%
The Mid Cap Equity Fund.....................................       0.08%             0.07%
The Leaders Equity Fund.....................................       0.08%             0.06%
The Strategic Dividend Fund.................................       0.08%             0.06%
The Performance Advisor Growth Portfolio....................       0.08%             0.05%
The Performance Advisor Moderate Portfolio..................       0.08%             0.05%
The Performance Advisor Conservative Portfolio..............       0.08%             0.05%

DISTRIBUTION PLAN:
Performance Funds Distributor, Inc. (the "Distributor"), a wholly-owned subsidiary of the BISYS Group. Inc., serves

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued)
November 30, 2005
(Unaudited)

as the distribution agent of the Funds. The Trust has adopted a compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for a monthly payment by the Funds to the Distributor at an annual rate not to exceed 0.35% of the average daily net assets of Class A Shares and 1.00% of the average daily net assets of Class B and Class C Shares.

The Distributor is entitled to receive commissions on sales of shares of the Funds. For the period ended November 30, 2005, the Distributor received $30,341 from commissions earned on sales of the Funds of which $2,033 was re-allowed to Trustmark, the Distributor, and BISYS (affiliated broker/dealers).

SERVICE ORGANIZATION:
The Trust, except for the Performance Advisor Growth Portfolio, Performance Advisor Moderate Portfolio, and Performance Advisor Conservative Portfolio has entered into a Service Organization Agreement with its shareholder servicing agents (which currently consists of Trustmark National Bank) for providing various shareholder services. For performing these services the shareholder servicing agents receive a fee up to 0.08% of each Fund's Class A, Class B and Institutional Shares (except the Institutional Shares of the Performance Money Market Fund) that is computed daily and paid monthly. The Performance Strategic Dividend fund currently do not have assets with any shareholder servicing agents subject to the Agreement.

ACCOUNTING AND TRANSFER AGENCY:
BISYS provides accounting and transfer agency services for the Funds. For these services to the Funds, BISYS receives an annual fee accrued daily and paid monthly. As Fund Accountant for the Funds, BISYS receives a fixed annual fee. As Transfer Agent for the Funds, BISYS receives a fee based on the number of shareholder accounts, subject to certain minimums and reimbursement of certain expenses.

FEE REDUCTIONS:
The Advisor, Administrator, Custodian and the Distributor waived fees as stated in the statement of operations. The Advisor has also agreed to contractually limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses of The Leaders Equity Fund and the Strategic Dividend Fund. Each class has its own expense limitations based on average daily net assets for any full fiscal year as follows:

FUND                                                              CLASS       EXPENSE LIMITATION
----                                                          -------------   ------------------
The Leaders Equity Fund.....................................  Institutional           1.25%
The Leaders Equity Fund.....................................              A           1.50%
The Leaders Equity Fund.....................................              B           2.25%
The Strategic Dividend Fund.................................  Institutional           0.95%
The Strategic Dividend Fund.................................              A           1.20%*

---------------

* Prior to July 29, 2005, the expense limitation was 1.30%.

The funds have entered into an expense limitation agreement with the advisor, in which they have agreed to pay or repay fees that were waived or reimbursed by the advisor for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued)
November 30, 2005
(Unaudited)

exceed the above limits. The Advisor is contractually limiting fees & expenses at least until September 30, 2006. For the period ended November 30, 2005, the amounts reimbursed and remaining were as follows:

                                                            REIMBURSED PERIOD      REMAINING AVAILABLE
FUND                                                     ENDED NOVEMBER 30, 2005    FOR REIMBURSEMENT
----                                                     -----------------------   -------------------
The Leaders Equity Fund................................          $52,083                $158,272
The Strategic Dividend Fund............................          $34,042                $ 87,707

The Distributor made a one time reimbursement of fees, as disclosed in the Statements of Operations, during the period ended November 30, 2005. The reimbursement represented fees accrued in prior years in accordance with the Plan, but not paid out by the Distributor.

4. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 2005, were as follows:

                                                               PURCHASES       SALES
                                                              -----------   -----------
The Short Term Government Income Fund.......................  $35,097,010   $19,396,466
The Intermediate Term Income Fund...........................          -0-     6,169,170
The Large Cap Equity Fund...................................   37,533,606    39,138,996
The Mid Cap Equity Fund.....................................   24,058,780    25,617,266
The Leaders Equity Fund.....................................   27,699,979    26,483,851
The Strategic Dividend Fund.................................    8,868,283     2,375,933
The Performance Advisor Growth Portfolio....................    1,925,104     1,620,000
The Performance Advisor Moderate Portfolio..................    2,397,431     2,711,981
The Performance Advisor Conservative Portfolio..............    1,394,829     1,240,000

Purchases and sales of government securities for the period ended November 30, 2005, were as follows:

                                                              PURCHASES     SALES
                                                              ---------   ---------
The Intermediate Term Income Fund...........................     -0-      2,419,032

5. FEDERAL INCOME TAXES
Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

PERFORMANCE FUNDS TRUST
Notes to Financial Statements (continued)
November 30, 2005
(Unaudited)

As of the latest tax year end of May 31, 2005, the following funds had net capital loss carryforwards to offset future net realized gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains it is probable that the gains that are offset will not be distributed to shareholders.

                                                                AMOUNT     EXPIRES
                                                              ----------   -------
The Money Market Fund.......................................  $      410    2011
                                                                     156    2012
                                                                     137    2013
The Short Term Government Income Fund.......................     210,095    2008
                                                                 723,544    2009
                                                                  86,910    2012
                                                                  20,905    2013
The Intermediate Term Income Fund...........................   3,092,207    2009
The Leaders Equity Fund.....................................   3,389,423    2011

Under current law, capital and foreign currency losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The following Funds had deferred losses, which will be treated as arising on the first day of the fiscal year ended May 31, 2005:

                                                               POST-OCTOBER
                                                                  LOSSES
                                                               ------------
The Money Market Fund.......................................     $  4,658
The Short Term Government Income Fund.......................      331,067

6. INDUSTRY CONCENTRATIONS
The Performance Large Cap Equity, Mid Cap Equity, Leaders Equity and Strategic Dividend Fund may have elements of risk associated with their portfolio holdings due to a concentration of investments in a limited number of industries, which may vary throughout the year. Such concentrations may subject these Funds to additional risk resulting from political or economic conditions in such industries.

As of November 30, 2005, The Performance Large Cap Equity Fund invested approximately 16.4% of its respective portfolio in securities issued by financial services companies.

As of November 30, 2005, The Performance Mid Cap Equity Fund invested approximately 18.2% of its respective portfolio in securities issued by energy companies.

As of November 30, 2005, The Performance Leaders Equity Fund invested approximately 15.5% of its respective portfolio in securities issued by health care companies.

As of November 30, 2005, The Performance Strategic Dividend Fund invested approximately 19.5% and 17.9% of its respective portfolio in securities issued by energy and financial services companies.

7. TABLE OF SHAREHOLDER EXPENSES
As a shareholder of the Performance Funds Trust, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Performance Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 through November 30, 2005.

PERFORMANCE FUNDS TRUST
Table of Shareholder Expenses
November 30, 2005
(Unaudited)

ACTUAL RETURNS
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                               BEGINNING        ENDING        EXPENSE PAID      EXPENSE RATIO
                                             ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*     DURING PERIOD
                                                6/1/05         11/30/05      6/1/05-11/30/05   6/1/05-11/30/05
                                             -------------   -------------   ---------------   ---------------
Money Market Fund -- Institutional Class...    $1,000.00       $1,015.20          $2.37             0.47%
Money Market Fund -- Class A...............     1,000.00        1,014.00           3.64             0.72%
Money Market Fund -- Class B...............     1,000.00        1,012.70           4.89             0.97%
Short Term Government Fund -- Institutional
  Class....................................     1,000.00        1,003.00           3.72             0.74%
Short Term Government Fund -- Class A......     1,000.00        1,003.10           4.67             0.93%
Intermediate Income Fund -- Institutional
  Class....................................     1,000.00          993.70           4.35             0.87%
Intermediate Income Fund -- Class A........     1,000.00          993.80           5.20             1.04%
Intermediate Income Fund -- Class B........     1,000.00          990.00           8.98             1.80%
Large Cap Equity Fund -- Institutional
  Class....................................     1,000.00        1,068.50           5.34             1.03%
Large Cap Equity Fund -- Class A...........     1,000.00        1,067.50           6.32             1.22%
Large Cap Equity Fund -- Class B...........     1,000.00        1,063.20          10.19             1.97%
Mid Cap Equity Fund -- Institutional
  Class....................................     1,000.00        1,091.50           5.98             1.14%
Mid Cap Equity Fund -- Class A.............     1,000.00        1,090.70           6.92             1.32%
Mid Cap Equity Fund -- Class B.............     1,000.00        1,086.90          10.83             2.07%
Leaders Equity Fund -- Institutional
  Class....................................     1,000.00        1,131.90           6.68             1.25%
Leaders Equity Fund -- Class A.............     1,000.00        1,130.90           8.01             1.50%
Leaders Equity Fund -- Class B.............     1,000.00        1,126.80          12.00             2.25%
Strategic Dividend Fund -- Institutional
  Class....................................     1,000.00        1,037.40           4.85             0.95%
Strategic Dividend Fund -- Class A.........     1,000.00        1,036.10           6.13             1.20%
Performance Advisor Growth
  Portfolio -- Class C.....................     1,000.00        1,068.60           6.02             1.16%
Performance Advisor Moderate
  Portfolio -- Class C.....................     1,000.00        1,047.20           6.31             1.23%
Performance Advisor Conservative
  Portfolio -- Class C.....................     1,000.00        1,028.60           5.90             1.16%

---------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below provides information about hypothetical account values and hypothetical expenses based on each Performance Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

PERFORMANCE FUNDS TRUST
Table of Shareholder Expenses (Continued)
November 30, 2005
(Unaudited)

Please, note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               BEGINNING        ENDING        EXPENSE PAID      EXPENSE RATIO
                                             ACCOUNT VALUE   ACCOUNT VALUE   DURING PERIOD*     DURING PERIOD
                                                6/1/05         11/30/05      6/1/05-11/30/05   6/1/05-11/30/05
                                             -------------   -------------   ---------------   ---------------
Money Market Fund -- Institutional Class...    $1,000.00       $1,022.71          $2.38             0.47%
Money Market Fund -- Class A...............     1,000.00        1,021.46           3.65             0.72%
Money Market Fund -- Class B...............     1,000.00        1,020.21           4.91             0.97%
Short Term Government Fund -- Institutional
  Class....................................     1,000.00        1,021.36           3.75             0.74%
Short Term Government Fund -- Class A......     1,000.00        1,020.41           4.71             0.93%
Intermediate Income Fund -- Institutional
  Class....................................     1,000.00        1,020.71           4.41             0.87%
Intermediate Income Fund -- Class A........     1,000.00        1,019.85           5.27             1.04%
Intermediate Income Fund -- Class B........     1,000.00        1,016.04           9.10             1.80%
Large Cap Equity Fund -- Institutional
  Class....................................     1,000.00        1,019.90           5.22             1.03%
Large Cap Equity Fund -- Class A...........     1,000.00        1,018.95           6.17             1.22%
Large Cap Equity Fund -- Class B...........     1,000.00        1,015.19           9.95             1.97%
Mid Cap Equity Fund -- Institutional
  Class....................................     1,000.00        1,019.35           5.77             1.14%
Mid Cap Equity Fund -- Class A.............     1,000.00        1,018.45           6.68             1.32%
Mid Cap Equity Fund -- Class B.............     1,000.00        1,014.69          10.45             2.07%
Leaders Equity Fund -- Institutional
  Class....................................     1,000.00        1,018.80           6.33             1.25%
Leaders Equity Fund -- Class A.............     1,000.00        1,017.55           7.59             1.50%
Leaders Equity Fund -- Class B.............     1,000.00        1,013.79          11.36             2.25%
Strategic Dividend Fund -- Institutional
  Class....................................     1,000.00        1,020.31           4.81             0.95%
Strategic Dividend Fund -- Class A.........     1,000.00        1,019.05           6.07             1.20%
Performance Advisor Growth
  Portfolio -- Class C.....................     1,000.00        1,018.80           5.87             1.16%
Performance Advisor Moderate
  Portfolio -- Class C.....................     1,000.00        1,018.90           6.23             1.23%
Performance Advisor Conservative
  Portfolio -- Class C.....................     1,000.00        1,018.80           5.87             1.16%

---------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

OTHER INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-PERFORM (737-3676) and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-PERFORM (737-3676) and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Portfolio Investments for periods ending August 31 and February 28 are available, without charge, upon request, by calling 1-800-PERFORM (737-3676) and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

PERFORMANCE FUNDS TRUST
THE MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                              INVESTMENT ACTIVITIES                  DIVIDENDS
                                                      --------------------------------------   ----------------------
                                          NET ASSET                    NET
                                           VALUE,        NET         REALIZED     TOTAL FROM      NET
                                          BEGINNING   INVESTMENT     GAINS ON     INVESTMENT   INVESTMENT     TOTAL
                                          OF PERIOD     INCOME     INVESTMENTS    ACTIVITIES     INCOME     DIVIDENDS
                                          ---------   ----------   ------------   ----------   ----------   ---------
INSTITUTIONAL CLASS SHARES
  For the Six Months Ended November 30,
    2005 (Unaudited)....................    $1.00       $0.02           $--         $0.02        $(0.02)     $(0.02)
  Year Ended May 31, 2005...............     1.00        0.02           --*          0.02         (0.02)      (0.02)
  Year Ended May 31, 2004...............     1.00        0.01           --*          0.01         (0.01)      (0.01)
  Year Ended May 31, 2003...............     1.00        0.01           --*          0.01         (0.01)      (0.01)
  Year Ended May 31, 2002...............     1.00        0.02           --*          0.02         (0.02)      (0.02)
  Year Ended May 31, 2001...............     1.00        0.06           --           0.06         (0.06)      (0.06)
CLASS A SHARES
  For the Six Months Ended November 30,
    2005 (Unaudited)....................     1.00        0.01           --           0.01         (0.01)      (0.01)
  Year Ended May 31, 2005...............     1.00          --*          --*            --*           --*         --*
  Year Ended May 31, 2004...............     1.00          --*          --*            --*           --*         --*
  Year Ended May 31, 2003...............     1.00        0.01           --*          0.01         (0.01)      (0.01)
  Year Ended May 31, 2002...............     1.00        0.02           --*          0.02         (0.02)      (0.02)
  Year Ended May 31, 2001...............     1.00        0.06           --           0.06         (0.06)      (0.06)
CLASS B SHARES
  For the Six Months Ended November 30,
    2005 (Unaudited)....................     1.00        0.01           --           0.01         (0.01)      (0.01)
  Year Ended May 31, 2005...............     1.00          --*          --*            --*           --*         --*
  Year Ended May 31, 2004...............     1.00          --*          --*            --*           --*         --*
  Year Ended May 31, 2003...............     1.00          --*          --*            --*           --*         --*
  Year Ended May 31, 2002...............     1.00        0.01           --*          0.01         (0.01)      (0.01)
  Year Ended May 31, 2001...............     1.00        0.05           --           0.05         (0.05)      (0.05)

---------------

 * Less than $0.005 per share

(a) Not annualized for periods less than one year.

(b) Annualized for periods less than one year.

(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

                       See notes to financial statements.

                                                                                                          RATIO OF NET
                                                                                          RATIO OF         INVESTMENT
                                 NET ASSET         TOTAL RETURN       NET ASSETS AT       EXPENSES           INCOME
                                  VALUE,            (EXCLUDES         END OF PERIOD      TO AVERAGE        TO AVERAGE
                               END OF PERIOD     SALES CHARGE)(a)        (000'S)        NET ASSETS(b)     NET ASSETS(b)
                               -------------     ----------------     -------------     -------------     -------------
INSTITUTIONAL CLASS SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                   $1.00               1.52%            $493,595            0.47%             3.03%
Year Ended May 31, 2005             1.00               1.55              450,051            0.48               1.54
Year Ended May 31, 2004             1.00               0.60              439,167            0.45               0.60
Year Ended May 31, 2003             1.00               1.11              478,796            0.44               1.12
Year Ended May 31, 2002             1.00               2.26              533,027            0.42               2.26
Year Ended May 31, 2001             1.00               5.92              574,726            0.37               5.73
CLASS A SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                    1.00               1.40               35,550            0.72               2.77
Year Ended May 31, 2005             1.00               1.30               36,207            0.73               1.26
Year Ended May 31, 2004             1.00               0.33               40,497            0.70               0.35
Year Ended May 31, 2003             1.00               0.86               52,470            0.69               0.89
Year Ended May 31, 2002             1.00               2.01               76,525            0.67               2.02
Year Ended May 31, 2001             1.00               5.66               86,334            0.62               5.49
CLASS B SHARES
For the Six Months Ended
 November 30,
2005(Unaudited)                     1.00               1.27                  130            0.97               2.52
Year Ended May 31, 2005             1.00               1.30                  130            0.73               1.24
Year Ended May 31, 2004             1.00               0.33                  172            0.73               0.33
Year Ended May 31, 2003             1.00               0.39                  362            1.15               0.39
Year Ended May 31, 2002             1.00               1.24                  311            1.42               1.18
Year Ended May 31, 2001             1.00               4.87                  266            1.37               4.76


                                    RATIO OF
                                    EXPENSES
                                   TO AVERAGE
                                NET ASSETS(b)(c)
                                ----------------
INSTITUTIONAL CLASS SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                      0.52%
Year Ended May 31, 2005               0.59
Year Ended May 31, 2004               0.58
Year Ended May 31, 2003               0.57
Year Ended May 31, 2002               0.56
Year Ended May 31, 2001               0.55
CLASS A SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                      0.87
Year Ended May 31, 2005               0.94
Year Ended May 31, 2004               0.93
Year Ended May 31, 2003               0.92
Year Ended May 31, 2002               0.91
Year Ended May 31, 2001               0.90
CLASS B SHARES
For the Six Months Ended
 November 30,
2005(Unaudited)                       1.52
Year Ended May 31, 2005               1.59
Year Ended May 31, 2004               1.58
Year Ended May 31, 2003               1.57
Year Ended May 31, 2002               1.56
Year Ended May 31, 2001               1.55

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE SHORT TERM GOVERNMENT INCOME FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                               INVESTMENT ACTIVITIES                   DIVIDENDS
                                                      ----------------------------------------   ----------------------
                                          NET ASSET                 NET REALIZED
                                           VALUE,        NET       AND UNREALIZED   TOTAL FROM      NET
                                          BEGINNING   INVESTMENT   GAINS/(LOSSES)   INVESTMENT   INVESTMENT     TOTAL
                                          OF PERIOD     INCOME     ON INVESTMENTS   ACTIVITIES     INCOME     DIVIDENDS
                                          ---------   ----------   --------------   ----------   ----------   ---------
INSTITUTIONAL CLASS SHARES
  For the Six Months Ended November 30,
    2005 (Unaudited)....................   $ 9.83       $0.14          $(0.11)        $0.03        $(0.15)     $(0.15)
  Year Ended May 31, 2005...............     9.94        0.25           (0.08)         0.17         (0.28)      (0.28)
  Year Ended May 31, 2004...............    10.20        0.25           (0.23)         0.02         (0.28)      (0.28)
  Year Ended May 31, 2003...............    10.11        0.33            0.12          0.45         (0.36)      (0.36)
  Year Ended May 31, 2002...............    10.02        0.44            0.09          0.53         (0.44)      (0.44)
  Year Ended May 31, 2001...............     9.66        0.53            0.36          0.89         (0.53)      (0.53)
CLASS A SHARES
  For the Six Months Ended November 30,
    2005 (Unaudited)....................     9.82        0.13           (0.10)         0.03         (0.14)      (0.14)
  Year Ended May 31, 2005...............     9.93        0.23           (0.09)         0.14         (0.25)      (0.25)
  Year Ended May 31, 2004...............    10.19        0.21           (0.21)         0.00         (0.26)      (0.26)
  Year Ended May 31, 2003...............    10.11        0.31            0.11          0.42         (0.34)      (0.34)
  Year Ended May 31, 2002...............    10.02        0.42            0.09          0.51         (0.42)      (0.42)
  Year Ended May 31, 2001...............     9.66        0.51            0.36          0.87         (0.51)      (0.51)

---------------

(a) Not annualized for periods less than one year.

(b) Annualized for periods less than one year.

(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) No voluntary waivers during this period.

                       See notes to financial statements.

                                                                                                          RATIO OF NET
                                                                                          RATIO OF         INVESTMENT
                                 NET ASSET         TOTAL RETURN       NET ASSETS AT       EXPENSES           INCOME
                                  VALUE,            (EXCLUDES         END OF PERIOD      TO AVERAGE        TO AVERAGE
                               END OF PERIOD     SALES CHARGE)(a)        (000'S)        NET ASSETS(b)     NET ASSETS(b)
                               -------------     ----------------     -------------     -------------     -------------
INSTITUTIONAL CLASS SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                  $ 9.71               0.30%             $92,443           0.74%             2.70%
Year Ended May 31, 2005             9.83               1.72               77,271            0.76              2.62
Year Ended May 31, 2004             9.94               0.22               80,391            0.73              2.50
Year Ended May 31, 2003            10.20               4.51               85,962            0.71              3.22
Year Ended May 31, 2002            10.11               5.42               88,846            0.71              4.40
Year Ended May 31, 2001            10.02               9.46               68,672            0.73              5.42
CLASS A SHARES
For the Six Months Ended
 November 30, 2005
(Unaudited)                         9.71               0.31                6,702            0.93              2.52
Year Ended May 31, 2005             9.82               1.46                7,422            1.01              2.37
Year Ended May 31, 2004             9.93              (0.03)               9,691            0.98              2.22
Year Ended May 31, 2003            10.19               4.16               13,388            0.97              2.91
Year Ended May 31, 2002            10.11               5.16                9,486            0.96              4.14
Year Ended May 31, 2001            10.02               9.19                5,865            0.98              5.16


                                    RATIO OF
                                    EXPENSES
                                   TO AVERAGE          PORTFOLIO
                                NET ASSETS(b)(c)     TURNOVER(a)(d)
                                ----------------     --------------
INSTITUTIONAL CLASS SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                        (e)             21.54%
Year Ended May 31, 2005                 (e)              68.96
Year Ended May 31, 2004                 (e)              35.79
Year Ended May 31, 2003                 (e)              43.36
Year Ended May 31, 2002                 (e)              39.48
Year Ended May 31, 2001                 (e)              29.53
CLASS A SHARES
For the Six Months Ended
 November 30, 2005
(Unaudited)                          1.03%               21.54
Year Ended May 31, 2005               1.11               68.96
Year Ended May 31, 2004               1.08               35.79
Year Ended May 31, 2003               1.07               43.36
Year Ended May 31, 2002               1.06               39.48
Year Ended May 31, 2001               1.08               29.53

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE INTERMEDIATE TERM INCOME FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                                   INVESTMENT ACTIVITIES                   DIVIDENDS
                                                          ----------------------------------------   ----------------------
                                          NET ASSET                     NET REALIZED
                                            VALUE,           NET       AND UNREALIZED   TOTAL FROM      NET
                                          BEGINNING       INVESTMENT   GAINS/(LOSSES)   INVESTMENT   INVESTMENT     TOTAL
                                          OF PERIOD         INCOME     ON INVESTMENTS   ACTIVITIES     INCOME     DIVIDENDS
                                          ---------       ----------   --------------   ----------   ----------   ---------
INSTITUTIONAL CLASS SHARES
  For the Six Months Ended November
    30, 2005 (Unaudited).............       $10.45          $0.25          $(0.31)        $(0.06)      $(0.25)     $(0.25)
  Year Ended May 31, 2005............        10.39           0.48            0.05           0.53        (0.47)      (0.47)
  Year Ended May 31, 2004............        10.96           0.51           (0.59)         (0.08)       (0.49)      (0.49)
  Year Ended May 31, 2003............        10.44           0.58            0.50           1.08        (0.56)      (0.56)
  Year Ended May 31, 2002............        10.19           0.60            0.23           0.83        (0.58)      (0.58)
  Year Ended May 31, 2001............         9.58           0.59            0.61           1.20        (0.59)      (0.59)
CLASS A SHARES
  For the Six Months Ended November
    30, 2005 (Unaudited).............        10.44           0.24           (0.30)         (0.06)       (0.24)      (0.24)
  Year Ended May 31, 2005............        10.38           0.45            0.06           0.51        (0.45)      (0.45)
  Year Ended May 31, 2004............        10.95           0.51           (0.62)         (0.11)       (0.46)      (0.46)
  Year Ended May 31, 2003............        10.43           0.55            0.50           1.05        (0.53)      (0.53)
  Year Ended May 31, 2002............        10.18           0.58            0.23           0.81        (0.56)      (0.56)
  Year Ended May 31, 2001............         9.57           0.56            0.61           1.17        (0.56)      (0.56)
CLASS B SHARES
  For the Six Months Ended November
    30, 2005 (Unaudited).............        10.43           0.20           (0.30)         (0.10)       (0.20)      (0.20)
  Year Ended May 31, 2005............        10.38           0.37            0.05           0.42        (0.37)      (0.37)
  Year Ended May 31, 2004............        10.95           0.40           (0.59)         (0.19)       (0.38)      (0.38)
  Year Ended May 31, 2003............        10.43           0.47            0.51           0.98        (0.46)      (0.46)
  Year Ended May 31, 2002............        10.18           0.49            0.24           0.73        (0.48)      (0.48)
  Year Ended May 31, 2001............         9.57           0.49            0.61           1.10        (0.49)      (0.49)

---------------

(a) Not annualized for periods less than one year.

(b) Annualized for periods less than one year.

(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

                                                                                                          RATIO OF NET
                                                                                          RATIO OF         INVESTMENT
                                 NET ASSET         TOTAL RETURN       NET ASSETS AT       EXPENSES           INCOME
                                  VALUE,            (EXCLUDES         END OF PERIOD      TO AVERAGE        TO AVERAGE
                               END OF PERIOD     SALES CHARGE)(a)        (000'S)        NET ASSETS(b)     NET ASSETS(b)
                               -------------     ----------------     -------------     -------------     -------------
INSTITUTIONAL CLASS SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                  $10.14              (0.63)%           $ 52,959           0.87%             4.71%
Year Ended May 31, 2005            10.45               5.22               63,370            0.83              4.50
Year Ended May 31, 2004            10.39              (0.77)              68,896            0.82              4.72
Year Ended May 31, 2003            10.96              10.64               77,737            0.80              5.48
Year Ended May 31, 2002            10.44               8.34               85,922            0.79              5.78
Year Ended May 31, 2001            10.19              12.79              121,110            0.76              5.93
CLASS A SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                   10.14              (0.62)               7,013            1.04              4.53
Year Ended May 31, 2005            10.44               4.96                7,751            1.08              4.25
Year Ended May 31, 2004            10.38              (1.03)               7,578            1.07              4.50
Year Ended May 31, 2003            10.95              10.37               11,324            1.05              5.21
Year Ended May 31, 2002            10.43               8.07               10,646            1.04              5.58
Year Ended May 31, 2001            10.18              12.51               11,888            1.01              5.65
CLASS B SHARES
For the Six Months Ended
 November 30, 2005
(Unaudited)                        10.13              (1.00)                 313            1.80              3.77
Year Ended May 31, 2005            10.43               4.07                  436            1.83              3.52
Year Ended May 31, 2004            10.38              (1.77)                 591            1.82              3.72
Year Ended May 31, 2003            10.95               9.59                  716            1.79              4.57
Year Ended May 31, 2002            10.43               7.31                  370            1.79              4.88
Year Ended May 31, 2001            10.18              11.69                  116            1.76              4.92


                                    RATIO OF
                                    EXPENSES
                                   TO AVERAGE          PORTFOLIO
                                NET ASSETS(b)(c)     TURNOVER(a)(d)
                                ----------------     --------------
INSTITUTIONAL CLASS SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                     0.92%                0.00%
Year Ended May 31, 2005               0.88                6.71
Year Ended May 31, 2004               0.87               20.22
Year Ended May 31, 2003               0.85               16.97
Year Ended May 31, 2002               0.84                7.02
Year Ended May 31, 2001               0.81               14.06
CLASS A SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                      1.19                0.00
Year Ended May 31, 2005               1.23                6.71
Year Ended May 31, 2004               1.22               20.22
Year Ended May 31, 2003               1.20               16.97
Year Ended May 31, 2002               1.19                7.02
Year Ended May 31, 2001               1.16               14.06
CLASS B SHARES
For the Six Months Ended
 November 30, 2005
(Unaudited)                           1.84                0.00
Year Ended May 31, 2005               1.88                6.71
Year Ended May 31, 2004               1.87               20.22
Year Ended May 31, 2003               1.84               16.97
Year Ended May 31, 2002               1.84                7.02
Year Ended May 31, 2001               1.81               14.06

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE LARGE CAP EQUITY FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                         INVESTMENT ACTIVITIES                               DIVIDENDS
                                          ----------------------------------------------------   ---------------------------------
                                          NET ASSET      NET        NET REALIZED
                                           VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM      NET         NET
                                          BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT   INVESTMENT   REALIZED     TOTAL
                                          OF PERIOD     (LOSS)     ON INVESTMENTS   ACTIVITIES     INCOME      GAINS     DIVIDENDS
                                          ---------   ----------   --------------   ----------   ----------   --------   ---------
INSTITUTIONAL CLASS SHARES
  For the Six Months Ended November 30,
    2005 (Unaudited)....................   $15.12       $ 0.04         $ 1.00         $ 1.04       $(0.04)     $   --     $(0.04)
  Year Ended May 31, 2005...............    15.75         0.16           1.43           1.59        (0.15)      (2.07)     (2.22)
  Year Ended May 31, 2004...............    15.19         0.15           1.77           1.92        (0.14)      (1.22)     (1.36)
  Year Ended May 31, 2003...............    18.37         0.15          (1.97)         (1.82)       (0.15)      (1.21)     (1.36)
  Year Ended May 31, 2002...............    23.25         0.12          (3.11)         (2.99)       (0.11)      (1.78)     (1.89)
  Year Ended May 31, 2001...............    28.83         0.11          (3.39)         (3.28)       (0.10)      (2.20)     (2.30)
CLASS A SHARES
  For the Six Months Ended November 30,
    2005 (Unaudited)....................    15.01         0.02           0.99           1.01        (0.02)         --      (0.02)
  Year Ended May 31, 2005...............    15.66         0.12           1.43           1.55        (0.13)      (2.07)     (2.20)
  Year Ended May 31, 2004...............    15.12         0.10           1.77           1.87        (0.11)      (1.22)     (1.33)
  Year Ended May 31, 2003...............    18.29         0.12          (1.96)         (1.84)       (0.12)      (1.21)     (1.33)
  Year Ended May 31, 2002...............    23.18         0.06          (3.09)         (3.03)       (0.08)      (1.78)     (1.86)
  Year Ended May 31, 2001...............    28.78         0.05          (3.38)         (3.33)       (0.07)      (2.20)     (2.27)
CLASS B SHARES
  For the Six Months Ended November 30,
    2005 (Unaudited)....................    14.42           --           0.91           0.91           --*         --       0.00
  Year Ended May 31, 2005...............    15.18           --           1.38           1.38        (0.07)      (2.07)     (2.14)
  Year Ended May 31, 2004...............    14.73        (0.01)          1.72           1.71        (0.04)      (1.22)     (1.26)
  Year Ended May 31, 2003...............    17.92           --          (1.93)         (1.93)       (0.05)      (1.21)     (1.26)
  Year Ended May 31, 2002...............    22.86        (0.09)         (3.04)         (3.13)       (0.03)      (1.78)     (1.81)
  Year Ended May 31, 2001...............    28.55        (0.13)         (3.35)         (3.48)       (0.01)      (2.20)     (2.21)

---------------

* Less than $0.005 per share.

(a) Not annualized for periods less than one year.

(b) Annualized for periods less than one year.

(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) No voluntary waivers during this period.

                       See notes to financial statements.

                                                                                                          RATIO OF NET
                                                                                          RATIO OF         INVESTMENT
                                 NET ASSET         TOTAL RETURN       NET ASSETS AT       EXPENSES           INCOME
                                  VALUE,            (EXCLUDES         END OF PERIOD      TO AVERAGE        TO AVERAGE
                               END OF PERIOD     SALES CHARGE)(a)        (000's)        NET ASSETS(b)     NET ASSETS(b)
                               -------------     ----------------     -------------     -------------     -------------
INSTITUTIONAL CLASS SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                  $16.12                6.85%           $ 59,152            1.03%              0.46%
Year Ended May 31, 2005            15.12               10.43              62,083            1.03               1.02
Year Ended May 31, 2004            15.75               13.06              68,743            1.01               0.03
Year Ended May 31, 2003            15.19               (9.55)             81,858            1.02               1.04
Year Ended May 31, 2002            18.37              (13.58)             93,095            0.95               0.57
Year Ended May 31, 2001            23.25              (12.02)            154,776            0.90               0.38
CLASS A SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                   16.00                6.75              27,377            1.22               0.28
Year Ended May 31, 2005            15.01               10.16              27,457            1.27               0.77
Year Ended May 31, 2004            15.66               12.73              28,495            1.26               0.67
Year Ended May 31, 2003            15.12               (9.76)             30,070            1.27               0.78
Year Ended May 31, 2002            18.29              (13.75)             39,586            1.20               0.32
Year Ended May 31, 2001            23.18              (12.24)             43,028            1.15               0.17
CLASS B SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                   15.33                6.32               2,487            1.97              (0.46)
Year Ended May 31, 2005            14.42                9.34               2,591            2.03               0.02
Year Ended May 31, 2004            15.18               11.92               3,058            2.01              (0.08)
Year Ended May 31, 2003            14.73              (10.48)              3,333            2.02               0.02
Year Ended May 31, 2002            17.92              (14.41)              4,770            1.95              (0.43)
Year Ended May 31, 2001            22.86              (12.87)              6,328            1.90              (0.58)


                                    RATIO OF
                                    EXPENSES
                                   TO AVERAGE          PORTFOLIO
                                NET ASSETS(b)(c)     TURNOVER(a)(d)
                                ----------------     --------------
INSTITUTIONAL CLASS SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                          (e)            42.55%
Year Ended May 31, 2005                   (e)            78.95
Year Ended May 31, 2004                   (e)            36.91
Year Ended May 31, 2003                   (e)             3.83
Year Ended May 31, 2002                   (e)             8.28
Year Ended May 31, 2001                   (e)             2.51
CLASS A SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                      1.32%              42.55
Year Ended May 31, 2005               1.37               78.95
Year Ended May 31, 2004               1.36               36.91
Year Ended May 31, 2003               1.37                3.83
Year Ended May 31, 2002               1.30                8.28
Year Ended May 31, 2001               1.25                2.51
CLASS B SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                          (e)            42.55
Year Ended May 31, 2005                   (e)            78.95
Year Ended May 31, 2004                   (e)            36.91
Year Ended May 31, 2003                   (e)             3.83
Year Ended May 31, 2002                   (e)             8.28
Year Ended May 31, 2001                   (e)             2.51

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE MID CAP EQUITY FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                            INVESTMENT ACTIVITIES                         DIVIDENDS
                                                   ----------------------------------------   ---------------------------------
                                       NET ASSET      NET        NET REALIZED
                                        VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM      NET         NET
                                       BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT   INVESTMENT   REALIZED     TOTAL
                                       OF PERIOD     (LOSS)     ON INVESTMENTS   ACTIVITIES     INCOME      GAINS     DIVIDENDS
                                       ---------   ----------   --------------   ----------   ----------   --------   ---------
INSTITUTIONAL CLASS SHARES
  For the Six Months Ended November
    30, 2005 (Unaudited).............   $15.97       $   --         $ 1.46         $ 1.46       $  --*      $   --     $  --*
  Year Ended May 31, 2005............    15.96         0.03           1.92           1.95        (0.02)      (1.92)     (1.94)
  Year Ended May 31, 2004............    12.53        (0.04)          3.47           3.43           --          --         --
  Year Ended May 31, 2003............    13.41        (0.01)         (0.87)         (0.88)          --          --         --
  Year Ended May 31, 2002............    15.59        (0.01)          0.08           0.07           --       (2.25)     (2.25)
  Year Ended May 31, 2001............    17.13        (0.01)          0.93           0.92           --       (2.46)     (2.46)
CLASS A SHARES
  For the Six Months Ended November
    30, 2005 (Unaudited).............    15.66        (0.01)          1.43           1.42           --          --         --
  Year Ended May 31, 2005............    15.72         0.01           1.87           1.88        (0.02)      (1.92)     (1.94)
  Year Ended May 31, 2004............    12.37        (0.07)          3.42           3.35           --          --         --
  Year Ended May 31, 2003............    13.27        (0.04)         (0.86)         (0.90)          --          --         --
  Year Ended May 31, 2002............    15.49        (0.03)          0.06           0.03           --       (2.25)     (2.25)
  Year Ended May 31, 2001............    17.07        (0.04)          0.92           0.88           --       (2.46)     (2.46)
CLASS B SHARES
  For the Six Months Ended November
    30, 2005 (Unaudited).............    14.62        (0.07)          1.34           1.27           --          --         --
  Year Ended May 31, 2005............    14.90        (0.12)          1.77           1.65        (0.01)      (1.92)     (1.93)
  Year Ended May 31, 2004............    11.81        (0.11)          3.20           3.09           --          --         --
  Year Ended May 31, 2003............    12.79        (0.13)         (0.85)         (0.98)          --          --         --
  Year Ended May 31, 2002............    15.11        (0.12)          0.05          (0.07)          --       (2.25)     (2.25)
  Year Ended May 31, 2001............    16.82        (0.17)          0.92           0.75           --       (2.46)     (2.46)

---------------

 *  Less than $0.005 per share

(a) Not annualized for periods less than one year.

(b) Annualized for periods less than one year.

(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) No voluntary waivers during this period.

                       See notes to financial statements.

                                                                                                          RATIO OF NET
                                                                                          RATIO OF         INVESTMENT
                                 NET ASSET         TOTAL RETURN       NET ASSETS AT       EXPENSES           INCOME
                                  VALUE,            (EXCLUDES         END OF PERIOD      TO AVERAGE        TO AVERAGE
                               END OF PERIOD     SALES CHARGE)(a)        (000'S)        NET ASSETS(b)     NET ASSETS(b)
                               -------------     ----------------     -------------     -------------     -------------
INSTITUTIONAL CLASS SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                  $17.43               9.15%             $76,312           1.17%               0.03
Year Ended May 31, 2005            15.97              12.90               70,363            1.15               0.18
Year Ended May 31, 2004            15.96              27.45               65,878            1.14              (0.18)
Year Ended May 31, 2003            12.53              (6.56)              61,177            1.16              (0.12)
Year Ended May 31, 2002            13.41               1.22               72,308            1.14              (0.05)
Year Ended May 31, 2001            15.59               5.13               74,765            1.13              (0.03)
CLASS A SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                   17.08               9.07               26,472            1.32              (0.15)
Year Ended May 31, 2005            15.66              12.69               23,440            1.40              (0.06)
Year Ended May 31, 2004            15.72              27.08               21,766            1.39              (0.43)
Year Ended May 31, 2003            12.37              (6.78)              17,652            1.41              (0.37)
Year Ended May 31, 2002            13.27               0.96               20,949            1.38              (0.33)
Year Ended May 31, 2001            15.49               4.90               14,890            1.38              (0.27)
CLASS B SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                   15.89               8.69                1,379            2.07              (0.90)
Year Ended May 31, 2005            14.62              11.81                1,092            2.15              (0.82)
Year Ended May 31, 2004            14.90              26.16                1,027            2.15              (1.17)
Year Ended May 31, 2003            11.81              (7.66)                 379            2.16              (1.12)
Year Ended May 31, 2002            12.79               0.26                  492            2.14              (1.06)
Year Ended May 31, 2001            15.11               4.14                  473            2.13              (1.03)


                                    RATIO OF
                                    EXPENSES
                                   TO AVERAGE          PORTFOLIO
                                NET ASSETS(b)(c)     TURNOVER(a)(d)
                                ----------------     --------------
INSTITUTIONAL CLASS SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                          (e)           25.41%
Year Ended May 31, 2005                   (e)            78.09
Year Ended May 31, 2004                   (e)            18.89
Year Ended May 31, 2003                   (e)             0.00
Year Ended May 31, 2002                   (e)            38.78
Year Ended May 31, 2001                   (e)            62.14
CLASS A SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                      1.42%              25.41
Year Ended May 31, 2005               1.50               78.09
Year Ended May 31, 2004               1.49               18.89
Year Ended May 31, 2003               1.51                0.00
Year Ended May 31, 2002               1.36               38.78
Year Ended May 31, 2001               1.48               62.14
CLASS B SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                          (e)            25.41
Year Ended May 31, 2005                   (e)            78.09
Year Ended May 31, 2004                   (e)            18.89
Year Ended May 31, 2003                   (e)             0.00
Year Ended May 31, 2002                   (e)            38.78
Year Ended May 31, 2001                   (e)            62.14

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE LEADERS EQUITY FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                 INVESTMENT ACTIVITIES                         DIVIDENDS
                                  ----------------------------------------------------   ----------------------
                                  NET ASSET      NET        NET REALIZED
                                   VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM      NET
                                  BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT   INVESTMENT     TOTAL
                                  OF PERIOD     (LOSS)     ON INVESTMENTS   ACTIVITIES     INCOME     DIVIDENDS
                                  ---------   ----------   --------------   ----------   ----------   ---------
INSTITUTIONAL CLASS SHARES
  For the Six Months Ended
    November 30, 2005
    (Unaudited)................    $ 8.11       $(0.01)        $ 1.08         $ 1.07         $--         $--
  Year Ended May 31, 2005......      7.51        (0.02)          0.62           0.60         --          --
  Year Ended May 31, 2004......      6.19        (0.04)          1.36           1.32         --          --
  Year Ended May 31, 2003......      7.28        (0.04)         (1.05)         (1.09)        --*         --*
  Year Ended May 31, 2002......      7.89        (0.04)         (0.57)         (0.61)        --          --
  Year Ended May 31, 2001(e)...     10.00        (0.01)         (2.10)         (2.11)        --*         --*
CLASS A SHARES
  For the Six Months Ended
    November 30, 2005
    (Unaudited)................      8.02        (0.02)          1.07           1.05         --          --
  Year Ended May 31, 2005......      7.45        (0.05)          0.62           0.57         --          --
  Year Ended May 31, 2004......      6.14        (0.06)          1.37           1.31         --          --
  Year Ended May 31, 2003......      7.24        (0.06)         (1.04)         (1.10)        --*         --*
  Year Ended May 31, 2002......      7.87        (0.05)         (0.58)         (0.63)        --          --
  Year Ended May 31, 2001(e)...     10.00        (0.02)         (2.11)         (2.13)        --*         --*
CLASS B SHARES
  For the Six Months Ended
    November 30, 2005
    (Unaudited)................      7.73        (0.05)          1.03           0.98         --          --
  Year Ended May 31, 2005......      7.23        (0.09)          0.59           0.50         --          --
  Year Ended May 31, 2004......      6.02        (0.12)          1.33           1.21         --          --
  Year Ended May 31, 2003......      7.15        (0.10)         (1.03)         (1.13)        --*         --*
  Year Ended May 31, 2002......      7.84        (0.11)         (0.58)         (0.69)        --          --
  Year Ended May 31, 2001(e)...     10.00        (0.06)         (2.10)         (2.16)        --*         --*

---------------

  * Less than $0.005 per share

(a) Not annualized for periods less than one year.

(b) Annualized for periods less than one year.

(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Fund commenced operations on September 1, 2000.

                       See notes to financial statements.

                                                                                                          RATIO OF NET
                                                                                          RATIO OF         INVESTMENT
                                 NET ASSET         TOTAL RETURN       NET ASSETS AT       EXPENSES           INCOME
                                  VALUE,            (EXCLUDES         END OF PERIOD      TO AVERAGE        TO AVERAGE
                               END OF PERIOD     SALES CHARGE)(a)        (000'S)        NET ASSETS(b)     NET ASSETS(b)
                               -------------     ----------------     -------------     -------------     -------------
                                   $9.18               13.19%            $45,856           1.25%              (0.24)%
Year Ended May 31, 2005             8.11                7.99              40,227            1.25              (0.49)
Year Ended May 31, 2004             7.51               21.32              31,127            1.25              (0.72)
Year Ended May 31, 2003             6.19              (14.97)             22,313            1.25              (0.67)
Year Ended May 31, 2002             7.28               (7.33)             22,943            1.25              (0.68)
Year Ended May 31, 2001 (c)         7.89              (21.08)             18,473            1.25              (0.22)
CLASS A SHARES
For the Six Months Ended
 November 30, 2005
(Unaudited)                         9.07               13.09               2,299            1.50              (0.48)
Year Ended May 31, 2005             8.02                7.65               2,019            1.50              (0.70)
Year Ended May 31, 2004             7.45               21.34               1,036            1.50              (0.97)
Year Ended May 31, 2003             6.14              (15.19)                812            1.50              (0.93)
Year Ended May 31, 2002             7.24               (8.01)              1,049            1.50              (0.94)
Year Ended May 31, 2001 (c)         7.87              (21.28)                809            1.50              (0.48)
CLASS B SHARES
For the Six Months Ended
 November 30, 2005
(Unaudited)                         8.71               12.68                 482            2.25              (1.23)
Year Ended May 31, 2005             7.73                6.92                 386            2.25              (1.46)
Year Ended May 31, 2004             7.23               20.10                 239            2.25              (1.71)
Year Ended May 31, 2003             6.02              (15.80)                178            2.25              (1.68)
Year Ended May 31, 2002             7.15               (8.80)                236            2.25              (1.68)
Year Ended May 31, 2001 (c)         7.84              (21.60)                249            2.25              (1.26)


                                    RATIO OF
                                    EXPENSES
                                   TO AVERAGE          PORTFOLIO
                                NET ASSETS(b)(c)     TURNOVER(a)(d)
                                ----------------     --------------
                                     1.48%                59.66%
Year Ended May 31, 2005               1.55               219.39
Year Ended May 31, 2004               1.57               196.42
Year Ended May 31, 2003               1.68               185.64
Year Ended May 31, 2002               1.74               152.13
Year Ended May 31, 2001 (c)           1.69               140.49
CLASS A SHARES
For the Six Months Ended
 November 30, 2005
(Unaudited)                           1.79                59.66
Year Ended May 31, 2005               1.90               219.39
Year Ended May 31, 2004               1.92               196.42
Year Ended May 31, 2003               2.03               185.64
Year Ended May 31, 2002               2.08               152.13
Year Ended May 31, 2001 (c)           2.04               140.49
CLASS B SHARES
For the Six Months Ended
 November 30, 2005
(Unaudited)                           2.41                59.66
Year Ended May 31, 2005               2.55               219.39
Year Ended May 31, 2004               2.57               196.42
Year Ended May 31, 2003               2.68               185.64
Year Ended May 31, 2002               2.74               152.13
Year Ended May 31, 2001 (c)           2.69               140.49

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
THE STRATEGIC DIVIDEND FUND
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                              INVESTMENT ACTIVITIES                    DIVIDENDS
                                                   -------------------------------------------   ----------------------
                                       NET ASSET                    NET REALIZED
                                        VALUE,          NET        AND UNREALIZED   TOTAL FROM      NET
                                       BEGINNING    INVESTMENT     GAINS/(LOSSES)   INVESTMENT   INVESTMENT     TOTAL
                                       OF PERIOD   INCOME/(LOSS)   ON INVESTMENTS   ACTIVITIES     INCOME     DIVIDENDS
                                       ---------   -------------   --------------   ----------   ----------   ---------
INSTITUTIONAL CLASS SHARES
  For the Six Months Ended November
    30, 2005 (Unaudited).............   $10.23         $0.19           $0.19          $0.38        $(0.17)     $(0.17)
  Year Ended May 31, 2005(e).........    10.00          0.16            0.24           0.40         (0.17)      (0.17)
CLASS A SHARES
  For the Six Months Ended November
    30, 2005 (Unaudited).............    10.23          0.18            0.20           0.38         (0.16)      (0.16)
  Year Ended May 31, 2005(e).........    10.00          0.15            0.24           0.39         (0.16)      (0.16)

---------------

(a) Not annualized for periods less than one year.

(b) Annualized for periods less than one year.

(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Fund commenced operations on November 9, 2004.

                       See notes to financial statements.

                                                                                                          RATIO OF NET
                                                                                          RATIO OF         INVESTMENT
                                 NET ASSET         TOTAL RETURN       NET ASSETS AT       EXPENSES           INCOME
                                  VALUE,            (EXCLUDES         END OF PERIOD      TO AVERAGE        TO AVERAGE
                               END OF PERIOD     SALES CHARGE)(A)        (000'S)        NET ASSETS(B)     NET ASSETS(B)
                               -------------     ----------------     -------------     -------------     -------------
INSTITUTIONAL CLASS SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                  $10.44              3.74%              $25,694           0.95%             3.60%
Year Ended May 31, 2005 (c)        10.23               3.94               19,218            0.95              3.14
CLASS A SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                   10.45               3.61                1,312            1.20              3.33
Year Ended May 31, 2005 (c)        10.23               3.91                1,227            1.20              2.94


                                    RATIO OF
                                    EXPENSES
                                   TO AVERAGE          PORTFOLIO
                                NET ASSETS(B)(C)     TURNOVER(A)(D)
                                ----------------     --------------
INSTITUTIONAL CLASS SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                     1.23%              10.03%
Year Ended May 31, 2005 (c)           1.47                9.13
CLASS A SHARES
For the Six Months Ended
 November 30,
2005 (Unaudited)                      1.58               10.03
Year Ended May 31, 2005 (c)           1.84                9.13

                       See notes to financial statements.

PERFORMANCE FUNDS TRUST
Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                           INVESTMENT ACTIVITIES                          DIVIDENDS
                                                -------------------------------------------   ---------------------------------
                                 NET ASSET                       NET REALIZED
                                  VALUE,             NET        AND UNREALIZED   TOTAL FROM      NET         NET
                                 BEGINNING       INVESTMENT     GAINS/(LOSSES)   INVESTMENT   INVESTMENT   REALIZED     TOTAL
                                 OF PERIOD      INCOME/(LOSS)   ON INVESTMENTS   ACTIVITIES     INCOME      GAINS     DIVIDENDS
                                 ---------      -------------   --------------   ----------   ----------   --------   ---------
THE PERFORMANCE ADVISOR GROWTH
  PORTFOLIO
CLASS C SHARES
  For the Six Months Ended
    November 30, 2005
    (Unaudited)................   $11.66           $ 0.09           $0.71          $0.80        $   --      $   --     $   --
  Year Ended May 31, 2005......    11.11            (0.02)           0.78           0.76            --       (0.21)     (0.21)
  Year Ended May 31, 2004(e)...    10.00            (0.06)           1.17           1.11            --          --         --
THE PERFORMANCE ADVISOR
  MODERATE PORTFOLIO
CLASS C SHARES
  For the Six Months Ended
    November 30, 2005
    (Unaudited)................   $11.41           $ 0.11           $0.43          $0.54        $(0.10)     $   --     $(0.10)
  Year Ended May 31, 2005......    10.90             0.04            0.63           0.67         (0.03)      (0.13)     (0.16)
  Year Ended May 31, 2004(e)...    10.00            (0.02)           0.92           0.90            --          --         --
THE PERFORMANCE ADVISOR
  CONSERVATIVE PORTFOLIO
CLASS C SHARES
  For the Six Months Ended
    November 30, 2005
    (Unaudited)................   $10.53           $ 0.17           $0.13          $0.30        $(0.15)     $   --     $(0.15)
  Year Ended May 31, 2005......    10.40             0.08            0.36           0.44         (0.08)      (0.23)     (0.31)
  Year Ended May 31, 2004(e)...    10.00             0.03            0.40           0.43         (0.03)         --      (0.03)

---------------

  * Less than $0.005 per share

(a) Not annualized for periods less than one year.

(b) Annualized for periods less than one year.

(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would be as indicated.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Fund commenced operations on August 5, 2003.

(f) The Distributor made a one time reimbursement of Distribution fees during the period. The ratio disclosed does not include this reimbursement. Including this reimbursement, the Ratio of Expenses to Average Net Assets was (0.47%), 0.02% and (0.60%) for The Performance Advisor Growth Portfolio, The Performance Advisor Moderate Portfolio and The Performance Advisor Conservative Portfolio, respectively. The Ratio of Net Investment Income to Average Net Assets was 1.53%, 1.73% and 3.05%, respectively.

                       See notes to financial statements.


                                                                                                       RATIO OF
                                                NET ASSET       TOTAL RETURN       NET ASSETS AT       EXPENSES
                                                 VALUE,          (EXCLUDES         END OF PERIOD      TO AVERAGE
                                              END OF PERIOD   SALES CHARGE)(a)        (000'S)        NET ASSETS(b)
                                              -------------   ----------------     -------------     -------------
THE ADVISOR GROWTH PORTFOLIO
  CLASS C SHARES
  FOR THE SIX MONTHS ENDED
    November 30, 2005........................    $12.46             6.86%             $ 9,786             1.16%(f)
  Year Ended May 31, 2005....................     11.66             6.89                9,447             1.57
  Year Ended May 31, 2004 (e)................     11.11            11.10                6,680             1.99

THE ADVISOR MODERATE PORTFOLIO
  CLASS C SHARES
  FOR THE SIX MONTHS ENDED
    November 30, 2005
    (Unaudited)..............................    $11.85             4.72%             $12,988             1.23%(f)
  Year Ended May 31, 2005....................     11.41             6.19               13,181             1.45
  Year Ended May 31, 2004 (e)................     10.90             9.00                7,530             1.97

THE ADVISOR CONSERVATIVE PORTFOLIO
  CLASS C SHARES
  FOR THE SIX MONTHS ENDED
    November 30, 2005
    (Unaudited)..............................    $10.68             2.86%             $ 8,664             1.16%(f)
  Year Ended May 31, 2005....................     10.53             4.25                8,620             1.58
  Year Ended May 31, 2004 (e)................     10.40             4.27                5,698             2.04


                                               RATIO OF NET
                                                INVESTMENT           RATIO OF
                                                  INCOME             EXPENSES
                                                TO AVERAGE          TO AVERAGE          PORTFOLIO
                                               NET ASSETS(b)     NET ASSETS(b)(c)     TURNOVER(a)(d)
                                               -------------     ----------------     --------------
THE ADVISOR GROWTH PORTFOLIO
  CLASS C SHARES
  FOR THE SIX MONTHS ENDED
    November 30, 2005........................      (0.10)%(f)          1.98%              16.43%
  Year Ended May 31, 2005....................      (0.28)              2.16                5.14
  Year Ended May 31, 2004 (e)................      (0.78)              2.36               13.98

THE ADVISOR MODERATE PORTFOLIO
  CLASS C SHARES
  FOR THE SIX MONTHS ENDED
    November 30, 2005
    (Unaudited)..............................       0.53%(f)           1.84%              18.22%
  Year Ended May 31, 2005....................       0.35               1.98                4.86
  Year Ended May 31, 2004 (e)................      (0.26)              2.33               10.07

THE ADVISOR CONSERVATIVE PORTFOLIO
  CLASS C SHARES
  FOR THE SIX MONTHS ENDED
    November 30, 2005
    (Unaudited)..............................       1.30%(f)           1.99%              14.97%
  Year Ended May 31, 2005....................       0.84               2.18                 6.3
  Year Ended May 31, 2004 (e)................       0.36               2.40               12.32

                       See notes to financial statements.

[PERFORMANCE FUNDS LOGO]

INVESTMENT ADVISOR

Trustmark Investment Advisors, Inc.
248 East Capitol Street
Jackson, Mississippi 39201

ADMINISTRATOR AND TRANSFER AGENT

BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

DISTRIBUTOR

Performance Funds Distributor, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN

Trustmark National Bank
248 East Capitol Street
Jackson, Mississippi 39201

COUNSEL

Drinker Biddle & Reath LLP
One Logan Square 18(th) and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS OF THE PERFORMANCE FAMILY OF MUTUAL FUNDS. ITS USE IN CONNECTION WITH ANY OFFERING OF THE TRUST'S SHARES IS AUTHORIZED ONLY IN CASE OF A CONCURRENT OR PRIOR DELIVERY OF THE TRUST'S CURRENT PROSPECTUS.

PR-SEM-5505-11/05

[PERFORMANCE FUNDS LOGO]

PERFORMANCE FUNDS TRUST
A FAMILY OF MUTUAL FUNDS

SEMI-ANNUAL REPORT
NOVEMBER 30, 2005

SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, TRUSTMARK NATIONAL BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE TRUST INVOLVE INVESTMENT RISK,
INCLUDING POSSIBLE LOSS OF PRINCIPAL. PAST PERFORMANCE IS NOT
INDICATIVE OF FUTURE RESULTS.

                      (This page intentionally left blank)

ITEM 2. CODE OF ETHICS.

Not applicable - only for annual reports.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable - only for annual reports.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable - only for annual reports.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS.

(a)(2) CERTIFICATIONS PURSUANT TO RULE 30A-2(A) ARE ATTACHED HERETO.

(a)(3) NOT APPLICABLE.

(b) CERTIFICATIONS PURSUANT TO RULE 30A-2(B) ARE FURNISHED HEREWITH.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Performance Funds Trust
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Duane A. Dewey, President
                         -------------------------------------------------------

Date  February 9, 2006
     -----------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Duane A. Dewey, President
                         ---------------------------------------------------

Date  February 9, 2006
     -----------------------

By (Signature and Title)*  /s/ Christopher E. Sabato, Treasurer
                         ---------------------------------------------------

Date  February 9, 2006
     -----------------------


* Print the name and title of each signing officer under his or her signature.